Comerica

GUARANTY
(ModSys International Ltd.)

As of July 1, 2016, the undersigned, for value received, unconditionally and absolutely guarantee(s) to Comerica Bank ("Bank"), and to the Bank's successors and assigns, payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future Indebtedness (as hereinafter defined) to the Bank of MODERN SYSTEMS CORPORATION and MS MODERIZATION SERVICES, INC. or any successor in interest, including, without limit, any debtor-in-possession or trustee in bankruptcy which succeeds to the interest of this party or person (jointly and severally the "Borrower"). "Indebtedness" shall mean any and all indebtedness, obligations or liabilities of the Borrower to the Bank, howsoever arising, evidenced or incurred, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, and whether or not known to the undersigned at the time of this Guaranty or at the time any future indebtedness is incurred, and whether originally payable to the Bank or to a third party and subsequently acquired by the Bank, including, without limitation, (a) any and all direct indebtedness of the Borrower to the Bank, including indebtedness evidenced by any and all promissory notes; (b) any and all obligations or liabilities of the Borrower to the Bank arising under any guaranty where the Borrower has guaranteed the payment of indebtedness owing to the Bank from a third party; (c) any and all obligations or liabilities of the Borrower to the Bank arising from applications or agreements for the issuance of letters of credit; (d) late charges, loan fees or charges and overdraft indebtedness; (e) any agreement to indemnify the Bank for environmental liability or to clean up hazardous waste; (f) any and all indebtedness, obligations or liabilities for which the Borrower would otherwise be liable to the Bank were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason, including, without limit, liability for interest and attorneys' fees on, or in connection with, any of the Indebtedness from and after the filing by or against the Borrower of a bankruptcy petition, whether an involuntary or voluntary bankruptcy case, including, without limitation, all attorneys' fees and costs incurred in connection with motions for relief from stay, cash collateral motions, nondischargeability motions, preference liability motions, fraudulent conveyance liability motions, fraudulent transfer liability motions and all other motions brought by Borrower, the undersigned, Bank or third parties in any way relating to Bank's rights with respect to such Borrower, the undersigned, or third party and/or affecting any collateral securing any obligation owed to Bank by Borrower, the undersigned, or any third party, probate proceedings, on appeal or otherwise; (g) any and all amendments, modifications, renewals and/or extensions of any of the above, including, without limit, amendments, modifications, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements; and (h) all costs of collecting Indebtedness, including, without limit, attorneys' fees and costs. Any reference in this Guaranty to attorneys' fees shall be deemed a reference to reasonable fees, charges, costs and expenses of counsel and paralegals, whether inside or outside counsel is used, and whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys' fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. All costs and expenses shall be payable immediately by the undersigned when incurred by the Bank, without demand, and until paid shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Notwithstanding anything to the contrary in this Guaranty, the term "Indebtedness" shall not include any Excluded Swap Obligation (as hereinafter defined). "Excluded Swap Obligation" shall mean any obligation of Borrower to Bank with respect to a "swap," as defined in Section 1a(47) of the Commodity Exchange Act ("CEA"), if and to the extent that the undersigned's guaranteeing of such swap obligation, or the undersigned's granting of a security interest or lien to secure such swap obligation, is or becomes illegal under the CEA, or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), by virtue of the undersigned's failure for any reason to constitute an "eligible contract participant," as defined in Section 1a(18) of the CEA and the regulations thereunder, at the time such guarantee or such security interest grant becomes effective with respect to such swap obligation. If any such swap obligation arises under a master agreement governing more than one swap, the foregoing exclusion shall

apply only to those swap obligations that are attributable to swaps in respect of which the undersigned's guaranteeing of, or the undersigned's granting of a security interest or lien to secure, such swaps is or becomes illegal.

1. **LIMITATION:** The total obligation of the undersigned under this Guaranty is **UNLIMITED** unless specifically limited in the Additional Provisions of this Guaranty, and this obligation (whether unlimited or limited to the extent specified in the Additional Provisions) shall include, IN ADDITION TO any limited amount of principal guaranteed, all interest on all Indebtedness, and all costs and expenses of any kind incurred by the Bank in collection efforts against the Borrower and/or the undersigned or otherwise incurred by the Bank in any way relating to the Indebtedness or this Guaranty, including without limit attorneys' fees. Although the intent of the undersigned and the Bank is that California law shall apply to this Guaranty, regardless of whether California law applies, the undersigned further agree(s) as follows: With respect to the limitation, if any, stated in the Additional Provisions below on the amount of principal guaranteed under this Guaranty, the undersigned agree(s) that (a) this limitation shall not be a limitation on the amount of Borrower's Indebtedness to the Bank; (b) any payments by the undersigned shall not reduce the maximum liability of the undersigned under this Guaranty unless written notice to that effect is actually received by the Bank at, or prior to, the time of the payment; and (c) the liability of the undersigned to the Bank shall at all times be deemed to be the aggregate liability of the undersigned under this Guaranty and any other guaranties previously or subsequently given to the Bank by the undersigned and not expressly revoked, modified or invalidated in writing. Any reference in the Additional Provisions or elsewhere (a) to this Guaranty being secured by certain collateral shall NOT be deemed to limit the total obligation of the undersigned under this Guaranty or (b) to this Guaranty being limited in any respect shall NOT be deemed to limit the total obligation of the undersigned under any prior or subsequent guaranty given by the undersigned to the Bank.

2. **NATURE OF GUARANTY**: This is a continuing Guaranty of payment and not of collection and remains effective whether the Indebtedness is from time to time reduced and later increased or entirely extinguished and later reincurred. This Guaranty shall remain effective with respect to successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, until this Guaranty is terminated in the manner and to the extent provided above.

    The undersigned acknowledge(s) and agree(s) that the liabilities created by this Guaranty are direct and are not conditioned upon pursuit by the Bank of any remedy the Bank may have against the Borrower or any person or any security. No invalidity, irregularity or unenforceability of any part or all of the Indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any reason, and no defense or setoff available at any time to the Borrower, shall impair, affect or be a defense or setoff to the obligations of the undersigned under this Guaranty.

    Furthermore, this Guaranty shall continue to be effective should any petition be filed by or against the undersigned for liquidation or reorganization or should the undersigned become insolvent or make an assignment for the benefit of its creditors or if a trustee should be appointed for all or a significant portion of its assets, including but not limited to the seeking of a freeze order ("hakpa'at halichim"), in each case under any present or future provision of the Israeli Companies Ordinance [New Version], 5743-1983 or the Israeli Companies Law, 5759-1999 or pursuant to any successor laws or regulations or similar laws under any non-Israeli jurisdiction to the extent applicable.

    The undersigned deliver(s) this Guaranty based solely on the undersigned's independent investigation of (or decision not to investigate) the financial condition of Borrower and is (are) not relying on any information furnished by the Bank. The undersigned assume(s) full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. The undersigned waive(s) any duty on the part of the Bank, and agree(s) that it is not relying upon nor expecting the

Bank to disclose to the undersigned any fact now or later known by the Bank, whether relating to the operations or condition of the Borrower, the existence, liabilities or financial condition of any co-guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect these facts may have upon the undersigned's risk under this Guaranty or the undersigned's rights against the Borrower. The undersigned knowingly accept(s) the full range of risk encompassed in this Guaranty, which risk includes, without limit, the possibility that Borrower may incur Indebtedness to the Bank after the financial condition of the Borrower, or the Borrower's ability to pay debts as they mature, has deteriorated. The undersigned represent(s) and warrant(s) that: (a) the Bank has made no representation to the undersigned as to the creditworthiness of the Borrower; and (b) the undersigned has (have) established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to the Borrower's financial condition. The undersigned agree(s) to keep adequately informed of any facts, events or circumstances which might in any way affect the risks of the undersigned under this Guaranty.

3. **APPLICATION OF PAYMENTS:** The undersigned authorize(s) the Bank, either before or after termination of this Guaranty, without notice to or demand on the undersigned and without affecting the undersigned's liability under this Guaranty, from time to time to: (a) apply any security and direct the order or manner of sale of it , including, without limit, a nonjudicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as the Bank in its discretion may determine; (b) release or substitute any one or more of the endorsers or any other guarantors of the Indebtedness; and (c) apply payments received by the Bank from the Borrower to any indebtedness of the Borrower to the Bank, in such order as the Bank shall determine in its sole discretion, whether or not this indebtedness is covered by this Guaranty, and the undersigned waive(s) any provision of law regarding application of payments which specifies otherwise. The undersigned agree(s) to provide to the Bank copies of the undersigned's financial statements upon request.

4. **SECURITY/SUBORDINATION:** The undersigned pledge(s), assign(s) and grant(s) to the Bank a security interest in and lien upon and the right of setoff as to any and all property of the undersigned now or later in the possession of the Bank. The undersigned further assign(s) to the Bank as collateral for the obligations of the undersigned under this Guaranty all claims of any nature that the undersigned now or later has (have) against the Borrower (other than any claim under a deed of trust or mortgage covering real property) with full right on the part of the Bank, in its own name or in the name of the undersigned, to collect and enforce these claims. To the maximum extent permitted under applicable law, the undersigned subordinate(s) any claim of any nature that the undersigned now or later has (have) against the Borrower to and in favor of all Indebtedness and agree(s) not to accept payment or satisfaction of any claim that the undersigned now or later may have against the Borrower without the prior written consent of the Bank. Should any payment, distribution, security, or proceeds, be received by the undersigned upon or with respect to any claim that the undersigned now or may later have against the Borrower, the undersigned shall immediately deliver the same to the Bank in the form received (except for endorsement or assignment by the undersigned where required by the Bank) for application on the Indebtedness, whether matured or unmatured, and until delivered the same shall be held in trust by the undersigned as the property of the Bank. The undersigned agree(s) that no security now or later held by the Bank for the payment of any Indebtedness, whether from the Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and the Bank, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledge(s) and agree(s) that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether real or personal, to secure payment of the Indebtedness, and the undersigned is (are) not relying upon any asset(s) in which the Bank has or may have a lien or security interest for payment of the Indebtedness.

5. **PAYMENTS:**

(a) Each payment to be made by the undersigned hereunder shall be payable in the currency or currencies in which such obligations are denominated without set-off or counterclaim and free and clear of and without deduction or withholding for or on account of any Taxes unless the undersigned is (are) required by law to make payment subject to such Taxes. If the undersigned shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder to Bank, the undersigned shall make such deductions or withholdings, and the undersigned shall pay the full amount deducted or withheld to the relevant taxing or other authority in accordance with applicable law.

(b) The undersigned agree(s) to pay any present or future Taxes that arise from any payment made under this Guaranty or from the execution, sale, transfer, delivery or registration of, or otherwise with respect to, this Guaranty and any other agreements and instruments contemplated hereby or thereby (except for Taxes imposed on or measured by the net income of Bank by the jurisdictions under the laws of which it is organized or carries on business or any political subdivisions thereof).

(c) The undersigned shall indemnify Bank for the full amount of the Taxes referred to in Section 4(b) (except for Taxes imposed on or measured by the net income of Bank by the jurisdictions under the laws of which it is organized or carries on business or any political subdivisions thereof), including, without limitation, any such Taxes imposed by any jurisdiction on amounts payable by the undersigned under Section 5(b), and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within ten (10) days after the date Bank makes written demand therefor.

(d) Without limiting the generality of the foregoing, if any Taxes or amounts in respect thereof must be deducted or withheld from any payment made or to be made by the undersigned hereunder (including payment of any additional amounts payable under this Section 5(d)), the undersigned shall pay such additional amounts as may be necessary to ensure that Bank receives a net amount equal to the full amount which it would have received had such payment not been subject to such Taxes. Within thirty (30) days after the date of any payment of Taxes under this Section 5, the undersigned shall furnish to Bank the original or a certified copy of a receipt evidencing payment thereof.

(e) For purposes of this Guaranty, "**Taxes**" means all present and future taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges of any nature (including income, corporate, capital (including large corporations), net worth, sales, consumption, use, transfer, goods and services, value-added, stamp, registration, franchise, withholding, payroll, employment, health, education, excise, business, school, property, occupation, customs, anti-dumping and countervail taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges) imposed by any governmental authority, together with any fines, interest, penalties or other additions on, to, in lieu of, for non-collection of or in respect of these taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges.

6. **CURRENCY CONVERSION:** If for the purposes of obtaining judgment in any court in any jurisdiction with respect to this Guaranty it becomes necessary to convert into the currency of such jurisdiction (herein called the "**Other Currency**") any amount due hereunder in any currency other than the Other Currency (the "**Original Currency**"), then conversion shall be made at the rate of exchange prevailing for the Original Currency on the business day before the day on which judgment is given. In the event that there is a change in the rate of exchange prevailing between the business day before the day on which the judgment is given and the date of payment of the amount due, the undersigned will, on the date of payment, pay such additional amounts (if any) as may be necessary to ensure that the amount paid on such date is the amount in the Other Currency which when converted at the rate of exchange

prevailing on the date of payment is the amount then due under this Guaranty in such other Original Currency. Any additional amount due from the undersigned under this Section 6 will be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Guaranty.

7. **OTHER GUARANTORS:** If any Indebtedness is guaranteed by two or more guarantors, the obligation of the undersigned shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced at the option of the Bank against each severally, any two or more jointly, or some severally and some jointly. The Bank, in its sole discretion, may release any one or more of the guarantors for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor; and after that, without notice to any guarantor, the Bank may extend or renew any or all Indebtedness and may permit the Borrower to incur additional Indebtedness, without affecting in any manner the unconditional obligation of the remaining guarantor(s). The undersigned acknowledge(s) that the effectiveness of this Guaranty is not conditioned on any or all of the indebtedness being guaranteed by anyone else. This action by the Bank shall not, however, be deemed to affect any right to contribution which may exist among the guarantors.

8. **TERMINATION:** Any of the undersigned may terminate their obligation under this Guaranty as to future Indebtedness (except as provided below) by (and only by) delivering written notice of termination to an officer of the Bank and receiving from an officer of the Bank written acknowledgment of delivery; provided, however, the termination shall not be effective until the opening of business on the fifth (5th) day ("effective date") following written acknowledgment of delivery. Any termination shall not affect in any way the unconditional obligations of the remaining guarantor(s), whether or not the termination is known to the remaining guarantor(s). Any termination shall not affect in any way the unconditional obligations of the terminating guarantor(s) as to any Indebtedness existing at the effective date of termination or any Indebtedness created after that pursuant to any commitment or agreement of the Bank or pursuant to any Borrower loan with the Bank existing at the effective date of termination (whether advances or readvances by the Bank after the effective date of termination are optional or obligatory), or any modifications, extensions or renewals of any of this Indebtedness, whether in whole or in part, and as to all of this Indebtedness and modifications, extensions or renewals of it, this Guaranty shall continue effective until the same shall have been fully paid. The Bank has no duty to give notice of termination by any guarantor(s) to any remaining guarantor(s). The undersigned shall indemnify the Bank against all claims, damages, costs and expenses, including, without limit, attorney fees, incurred by the Bank in connection with any suit, claim or action against the Bank arising out of any modification or termination of a Borrower loan or any refusal by the Bank to extend additional credit in connection with the termination of this Guaranty.

9. **REINSTATEMENT:** Notwithstanding any prior revocation, termination, surrender or discharge of this Guaranty (or of any lien, pledge or security interest securing this Guaranty) in whole or in part, the effectiveness of this Guaranty, and of all liens, pledges and security interests securing this Guaranty, shall automatically continue or be reinstated, as the case may be, in the event that (a) any payment received or credit given by the Bank in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned as if the returned, disgorged or rescinded payment or credit had not been received or given by the Bank, and whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it; or (b) any liabilities imposed, or sought to be imposed, against the Bank relating to the environmental condition of, or the presence of hazardous or toxic substances on, in or about, any property given as collateral to the Bank by the Borrower, whether this condition is known or unknown, now exists or subsequently arises (excluding only conditions which arise after any acquisition by the Bank of any such property, by foreclosure, in lieu of foreclosure or otherwise, to the extent due to the wrongful act or omission of the Bank), in which

Comerica

GUARANTY
(ModSys International Ltd.)

As of July 1, 2016, the undersigned, for value received, unconditionally and absolutely guarantee(s) to Comerica Bank ("Bank"), and to the Bank's successors and assigns, payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future Indebtedness (as hereinafter defined) to the Bank of MODERN SYSTEMS CORPORATION and MS MODERIZATION SERVICES, INC. or any successor in interest, including, without limit, any debtor-in-possession or trustee in bankruptcy which succeeds to the interest of this party or person (jointly and severally the "Borrower"). "Indebtedness" shall mean any and all indebtedness, obligations or liabilities of the Borrower to the Bank, howsoever arising, evidenced or incurred, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, and whether or not known to the undersigned at the time of this Guaranty or at the time any future indebtedness is incurred, and whether originally payable to the Bank or to a third party and subsequently acquired by the Bank, including, without limitation, (a) any and all direct indebtedness of the Borrower to the Bank, including indebtedness evidenced by any and all promissory notes; (b) any and all obligations or liabilities of the Borrower to the Bank arising under any guaranty where the Borrower has guaranteed the payment of indebtedness owing to the Bank from a third party; (c) any and all obligations or liabilities of the Borrower to the Bank arising from applications or agreements for the issuance of letters of credit; (d) late charges, loan fees or charges and overdraft indebtedness; (e) any agreement to indemnify the Bank for environmental liability or to clean up hazardous waste; (f) any and all indebtedness, obligations or liabilities for which the Borrower would otherwise be liable to the Bank were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason, including, without limit, liability for interest and attorneys' fees on, or in connection with, any of the Indebtedness from and after the filing by or against the Borrower of a bankruptcy petition, whether an involuntary or voluntary bankruptcy case, including, without limitation, all attorneys' fees and costs incurred in connection with motions for relief from stay, cash collateral motions, nondischargeability motions, preference liability motions, fraudulent conveyance liability motions, fraudulent transfer liability motions and all other motions brought by Borrower, the undersigned, Bank or third parties in any way relating to Bank's rights with respect to such Borrower, the undersigned, or third party and/or affecting any collateral securing any obligation owed to Bank by Borrower, the undersigned, or any third party, probate proceedings, on appeal or otherwise; (g) any and all amendments, modifications, renewals and/or extensions of any of the above, including, without limit, amendments, modifications, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements; and (h) all costs of collecting Indebtedness, including, without limit, attorneys' fees and costs. Any reference in this Guaranty to attorneys' fees shall be deemed a reference to reasonable fees, charges, costs and expenses of counsel and paralegals, whether inside or outside counsel is used, and whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys' fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. All costs and expenses shall be payable immediately by the undersigned when incurred by the Bank, without demand, and until paid shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Notwithstanding anything to the contrary in this Guaranty, the term "Indebtedness" shall not include any Excluded Swap Obligation (as hereinafter defined). "Excluded Swap Obligation" shall mean any obligation of Borrower to Bank with respect to a "swap," as defined in Section 1a(47) of the Commodity Exchange Act ("CEA"), if and to the extent that the undersigned's guaranteeing of such swap obligation, or the undersigned's granting of a security interest or lien to secure such swap obligation, is or becomes illegal under the CEA, or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), by virtue of the undersigned's failure for any reason to constitute an "eligible contract participant," as defined in Section 1a(18) of the CEA and the regulations thereunder, at the time such guarantee or such security interest grant becomes effective with respect to such swap obligation. If any such swap obligation arises under a master agreement governing more than one swap, the foregoing exclusion shall

apply only to those swap obligations that are attributable to swaps in respect of which the undersigned's guaranteeing of, or the undersigned's granting of a security interest or lien to secure, such swaps is or becomes illegal.

1. **LIMITATION:** The total obligation of the undersigned under this Guaranty is **UNLIMITED** unless specifically limited in the Additional Provisions of this Guaranty, and this obligation (whether unlimited or limited to the extent specified in the Additional Provisions) shall include, IN ADDITION TO any limited amount of principal guaranteed, all interest on all Indebtedness, and all costs and expenses of any kind incurred by the Bank in collection efforts against the Borrower and/or the undersigned or otherwise incurred by the Bank in any way relating to the Indebtedness or this Guaranty, including without limit attorneys' fees. Although the intent of the undersigned and the Bank is that California law shall apply to this Guaranty, regardless of whether California law applies, the undersigned further agree(s) as follows: With respect to the limitation, if any, stated in the Additional Provisions below on the amount of principal guaranteed under this Guaranty, the undersigned agree(s) that (a) this limitation shall not be a limitation on the amount of Borrower's Indebtedness to the Bank; (b) any payments by the undersigned shall not reduce the maximum liability of the undersigned under this Guaranty unless written notice to that effect is actually received by the Bank at, or prior to, the time of the payment; and (c) the liability of the undersigned to the Bank shall at all times be deemed to be the aggregate liability of the undersigned under this Guaranty and any other guaranties previously or subsequently given to the Bank by the undersigned and not expressly revoked, modified or invalidated in writing. Any reference in the Additional Provisions or elsewhere (a) to this Guaranty being secured by certain collateral shall NOT be deemed to limit the total obligation of the undersigned under this Guaranty or (b) to this Guaranty being limited in any respect shall NOT be deemed to limit the total obligation of the undersigned under any prior or subsequent guaranty given by the undersigned to the Bank.

2. **NATURE OF GUARANTY**: This is a continuing Guaranty of payment and not of collection and remains effective whether the Indebtedness is from time to time reduced and later increased or entirely extinguished and later reincurred. This Guaranty shall remain effective with respect to successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, until this Guaranty is terminated in the manner and to the extent provided above.

   The undersigned acknowledge(s) and agree(s) that the liabilities created by this Guaranty are direct and are not conditioned upon pursuit by the Bank of any remedy the Bank may have against the Borrower or any person or any security. No invalidity, irregularity or unenforceability of any part or all of the Indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any reason, and no defense or setoff available at any time to the Borrower, shall impair, affect or be a defense or setoff to the obligations of the undersigned under this Guaranty.

   Furthermore, this Guaranty shall continue to be effective should any petition be filed by or against the undersigned for liquidation or reorganization or should the undersigned become insolvent or make an assignment for the benefit of its creditors or if a trustee should be appointed for all or a significant portion of its assets, including but not limited to the seeking of a freeze order ("hakpa'at halichim"), in each case under any present or future provision of the Israeli Companies Ordinance [New Version], 5743-1983 or the Israeli Companies Law, 5759-1999 or pursuant to any successor laws or regulations or similar laws under any non-Israeli jurisdiction to the extent applicable.

   The undersigned deliver(s) this Guaranty based solely on the undersigned's independent investigation of (or decision not to investigate) the financial condition of Borrower and is (are) not relying on any information furnished by the Bank. The undersigned assume(s) full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. The undersigned waive(s) any duty on the part of the Bank, and agree(s) that it is not relying upon nor expecting the

Bank to disclose to the undersigned any fact now or later known by the Bank, whether relating to the operations or condition of the Borrower, the existence, liabilities or financial condition of any co-guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect these facts may have upon the undersigned's risk under this Guaranty or the undersigned's rights against the Borrower. The undersigned knowingly accept(s) the full range of risk encompassed in this Guaranty, which risk includes, without limit, the possibility that Borrower may incur Indebtedness to the Bank after the financial condition of the Borrower, or the Borrower's ability to pay debts as they mature, has deteriorated. The undersigned represent(s) and warrant(s) that: (a) the Bank has made no representation to the undersigned as to the creditworthiness of the Borrower; and (b) the undersigned has (have) established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to the Borrower's financial condition. The undersigned agree(s) to keep adequately informed of any facts, events or circumstances which might in any way affect the risks of the undersigned under this Guaranty.

3. **APPLICATION OF PAYMENTS:** The undersigned authorize(s) the Bank, either before or after termination of this Guaranty, without notice to or demand on the undersigned and without affecting the undersigned's liability under this Guaranty, from time to time to: (a) apply any security and direct the order or manner of sale of it , including, without limit, a nonjudicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as the Bank in its discretion may determine; (b) release or substitute any one or more of the endorsers or any other guarantors of the Indebtedness; and (c) apply payments received by the Bank from the Borrower to any indebtedness of the Borrower to the Bank, in such order as the Bank shall determine in its sole discretion, whether or not this indebtedness is covered by this Guaranty, and the undersigned waive(s) any provision of law regarding application of payments which specifies otherwise. The undersigned agree(s) to provide to the Bank copies of the undersigned's financial statements upon request.

4. **SECURITY/SUBORDINATION:** The undersigned pledge(s), assign(s) and grant(s) to the Bank a security interest in and lien upon and the right of setoff as to any and all property of the undersigned now or later in the possession of the Bank. The undersigned further assign(s) to the Bank as collateral for the obligations of the undersigned under this Guaranty all claims of any nature that the undersigned now or later has (have) against the Borrower (other than any claim under a deed of trust or mortgage covering real property) with full right on the part of the Bank, in its own name or in the name of the undersigned, to collect and enforce these claims. To the maximum extent permitted under applicable law, the undersigned subordinate(s) any claim of any nature that the undersigned now or later has (have) against the Borrower to and in favor of all Indebtedness and agree(s) not to accept payment or satisfaction of any claim that the undersigned now or later may have against the Borrower without the prior written consent of the Bank. Should any payment, distribution, security, or proceeds, be received by the undersigned upon or with respect to any claim that the undersigned now or may later have against the Borrower, the undersigned shall immediately deliver the same to the Bank in the form received (except for endorsement or assignment by the undersigned where required by the Bank) for application on the Indebtedness, whether matured or unmatured, and until delivered the same shall be held in trust by the undersigned as the property of the Bank. The undersigned agree(s) that no security now or later held by the Bank for the payment of any Indebtedness, whether from the Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and the Bank, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledge(s) and agree(s) that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether real or personal, to secure payment of the Indebtedness, and the undersigned is (are) not relying upon any asset(s) in which the Bank has or may have a lien or security interest for payment of the Indebtedness.

5. **PAYMENTS:**

Comerica

GUARANTY
(ModSys International Ltd.)

As of July 1, 2016, the undersigned, for value received, unconditionally and absolutely guarantee(s) to Comerica Bank ("Bank"), and to the Bank's successors and assigns, payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future Indebtedness (as hereinafter defined) to the Bank of MODERN SYSTEMS CORPORATION and MS MODERIZATION SERVICES, INC. or any successor in interest, including, without limit, any debtor-in-possession or trustee in bankruptcy which succeeds to the interest of this party or person (jointly and severally the "Borrower"). "Indebtedness" shall mean any and all indebtedness, obligations or liabilities of the Borrower to the Bank, howsoever arising, evidenced or incurred, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, and whether or not known to the undersigned at the time of this Guaranty or at the time any future indebtedness is incurred, and whether originally payable to the Bank or to a third party and subsequently acquired by the Bank, including, without limitation, (a) any and all direct indebtedness of the Borrower to the Bank, including indebtedness evidenced by any and all promissory notes; (b) any and all obligations or liabilities of the Borrower to the Bank arising under any guaranty where the Borrower has guaranteed the payment of indebtedness owing to the Bank from a third party; (c) any and all obligations or liabilities of the Borrower to the Bank arising from applications or agreements for the issuance of letters of credit; (d) late charges, loan fees or charges and overdraft indebtedness; (e) any agreement to indemnify the Bank for environmental liability or to clean up hazardous waste; (f) any and all indebtedness, obligations or liabilities for which the Borrower would otherwise be liable to the Bank were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason, including, without limit, liability for interest and attorneys' fees on, or in connection with, any of the Indebtedness from and after the filing by or against the Borrower of a bankruptcy petition, whether an involuntary or voluntary bankruptcy case, including, without limitation, all attorneys' fees and costs incurred in connection with motions for relief from stay, cash collateral motions, nondischargeability motions, preference liability motions, fraudulent conveyance liability motions, fraudulent transfer liability motions and all other motions brought by Borrower, the undersigned, Bank or third parties in any way relating to Bank's rights with respect to such Borrower, the undersigned, or third party and/or affecting any collateral securing any obligation owed to Bank by Borrower, the undersigned, or any third party, probate proceedings, on appeal or otherwise; (g) any and all amendments, modifications, renewals and/or extensions of any of the above, including, without limit, amendments, modifications, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements; and (h) all costs of collecting Indebtedness, including, without limit, attorneys' fees and costs. Any reference in this Guaranty to attorneys' fees shall be deemed a reference to reasonable fees, charges, costs and expenses of counsel and paralegals, whether inside or outside counsel is used, and whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys' fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. All costs and expenses shall be payable immediately by the undersigned when incurred by the Bank, without demand, and until paid shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Notwithstanding anything to the contrary in this Guaranty, the term "Indebtedness" shall not include any Excluded Swap Obligation (as hereinafter defined). "Excluded Swap Obligation" shall mean any obligation of Borrower to Bank with respect to a "swap," as defined in Section 1a(47) of the Commodity Exchange Act ("CEA"), if and to the extent that the undersigned's guaranteeing of such swap obligation, or the undersigned's granting of a security interest or lien to secure such swap obligation, is or becomes illegal under the CEA, or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), by virtue of the undersigned's failure for any reason to constitute an "eligible contract participant," as defined in Section 1a(18) of the CEA and the regulations thereunder, at the time such guarantee or such security interest grant becomes effective with respect to such swap obligation. If any such swap obligation arises under a master agreement governing more than one swap, the foregoing exclusion shall

apply only to those swap obligations that are attributable to swaps in respect of which the undersigned's guaranteeing of, or the undersigned's granting of a security interest or lien to secure, such swaps is or becomes illegal.

1. **LIMITATION:** The total obligation of the undersigned under this Guaranty is **UNLIMITED** unless specifically limited in the Additional Provisions of this Guaranty, and this obligation (whether unlimited or limited to the extent specified in the Additional Provisions) shall include, IN ADDITION TO any limited amount of principal guaranteed, all interest on all Indebtedness, and all costs and expenses of any kind incurred by the Bank in collection efforts against the Borrower and/or the undersigned or otherwise incurred by the Bank in any way relating to the Indebtedness or this Guaranty, including without limit attorneys' fees. Although the intent of the undersigned and the Bank is that California law shall apply to this Guaranty, regardless of whether California law applies, the undersigned further agree(s) as follows: With respect to the limitation, if any, stated in the Additional Provisions below on the amount of principal guaranteed under this Guaranty, the undersigned agree(s) that (a) this limitation shall not be a limitation on the amount of Borrower's Indebtedness to the Bank; (b) any payments by the undersigned shall not reduce the maximum liability of the undersigned under this Guaranty unless written notice to that effect is actually received by the Bank at, or prior to, the time of the payment; and (c) the liability of the undersigned to the Bank shall at all times be deemed to be the aggregate liability of the undersigned under this Guaranty and any other guaranties previously or subsequently given to the Bank by the undersigned and not expressly revoked, modified or invalidated in writing. Any reference in the Additional Provisions or elsewhere (a) to this Guaranty being secured by certain collateral shall NOT be deemed to limit the total obligation of the undersigned under this Guaranty or (b) to this Guaranty being limited in any respect shall NOT be deemed to limit the total obligation of the undersigned under any prior or subsequent guaranty given by the undersigned to the Bank.

2. **NATURE OF GUARANTY**: This is a continuing Guaranty of payment and not of collection and remains effective whether the Indebtedness is from time to time reduced and later increased or entirely extinguished and later reincurred. This Guaranty shall remain effective with respect to successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, until this Guaranty is terminated in the manner and to the extent provided above.

   The undersigned acknowledge(s) and agree(s) that the liabilities created by this Guaranty are direct and are not conditioned upon pursuit by the Bank of any remedy the Bank may have against the Borrower or any person or any security. No invalidity, irregularity or unenforceability of any part or all of the Indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any reason, and no defense or setoff available at any time to the Borrower, shall impair, affect or be a defense or setoff to the obligations of the undersigned under this Guaranty.

   Furthermore, this Guaranty shall continue to be effective should any petition be filed by or against the undersigned for liquidation or reorganization or should the undersigned become insolvent or make an assignment for the benefit of its creditors or if a trustee should be appointed for all or a significant portion of its assets, including but not limited to the seeking of a freeze order ("hakpa'at halichim"), in each case under any present or future provision of the Israeli Companies Ordinance [New Version], 5743-1983 or the Israeli Companies Law, 5759-1999 or pursuant to any successor laws or regulations or similar laws under any non-Israeli jurisdiction to the extent applicable.

   The undersigned deliver(s) this Guaranty based solely on the undersigned's independent investigation of (or decision not to investigate) the financial condition of Borrower and is (are) not relying on any information furnished by the Bank. The undersigned assume(s) full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. The undersigned waive(s) any duty on the part of the Bank, and agree(s) that it is not relying upon nor expecting the

Bank to disclose to the undersigned any fact now or later known by the Bank, whether relating to the operations or condition of the Borrower, the existence, liabilities or financial condition of any co-guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect these facts may have upon the undersigned's risk under this Guaranty or the undersigned's rights against the Borrower. The undersigned knowingly accept(s) the full range of risk encompassed in this Guaranty, which risk includes, without limit, the possibility that Borrower may incur Indebtedness to the Bank after the financial condition of the Borrower, or the Borrower's ability to pay debts as they mature, has deteriorated. The undersigned represent(s) and warrant(s) that: (a) the Bank has made no representation to the undersigned as to the creditworthiness of the Borrower; and (b) the undersigned has (have) established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to the Borrower's financial condition. The undersigned agree(s) to keep adequately informed of any facts, events or circumstances which might in any way affect the risks of the undersigned under this Guaranty.

3. **APPLICATION OF PAYMENTS:** The undersigned authorize(s) the Bank, either before or after termination of this Guaranty, without notice to or demand on the undersigned and without affecting the undersigned's liability under this Guaranty, from time to time to: (a) apply any security and direct the order or manner of sale of it , including, without limit, a nonjudicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as the Bank in its discretion may determine; (b) release or substitute any one or more of the endorsers or any other guarantors of the Indebtedness; and (c) apply payments received by the Bank from the Borrower to any indebtedness of the Borrower to the Bank, in such order as the Bank shall determine in its sole discretion, whether or not this indebtedness is covered by this Guaranty, and the undersigned waive(s) any provision of law regarding application of payments which specifies otherwise. The undersigned agree(s) to provide to the Bank copies of the undersigned's financial statements upon request.

4. **SECURITY/SUBORDINATION:** The undersigned pledge(s), assign(s) and grant(s) to the Bank a security interest in and lien upon and the right of setoff as to any and all property of the undersigned now or later in the possession of the Bank. The undersigned further assign(s) to the Bank as collateral for the obligations of the undersigned under this Guaranty all claims of any nature that the undersigned now or later has (have) against the Borrower (other than any claim under a deed of trust or mortgage covering real property) with full right on the part of the Bank, in its own name or in the name of the undersigned, to collect and enforce these claims. To the maximum extent permitted under applicable law, the undersigned subordinate(s) any claim of any nature that the undersigned now or later has (have) against the Borrower to and in favor of all Indebtedness and agree(s) not to accept payment or satisfaction of any claim that the undersigned now or later may have against the Borrower without the prior written consent of the Bank. Should any payment, distribution, security, or proceeds, be received by the undersigned upon or with respect to any claim that the undersigned now or may later have against the Borrower, the undersigned shall immediately deliver the same to the Bank in the form received (except for endorsement or assignment by the undersigned where required by the Bank) for application on the Indebtedness, whether matured or unmatured, and until delivered the same shall be held in trust by the undersigned as the property of the Bank. The undersigned agree(s) that no security now or later held by the Bank for the payment of any Indebtedness, whether from the Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and the Bank, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledge(s) and agree(s) that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether real or personal, to secure payment of the Indebtedness, and the undersigned is (are) not relying upon any asset(s) in which the Bank has or may have a lien or security interest for payment of the Indebtedness.

5. **PAYMENTS:**

(a) Each payment to be made by the undersigned hereunder shall be payable in the currency or currencies in which such obligations are denominated without set-off or counterclaim and free and clear of and without deduction or withholding for or on account of any Taxes unless the undersigned is (are) required by law to make payment subject to such Taxes. If the undersigned shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder to Bank, the undersigned shall make such deductions or withholdings, and the undersigned shall pay the full amount deducted or withheld to the relevant taxing or other authority in accordance with applicable law.

(b) The undersigned agree(s) to pay any present or future Taxes that arise from any payment made under this Guaranty or from the execution, sale, transfer, delivery or registration of, or otherwise with respect to, this Guaranty and any other agreements and instruments contemplated hereby or thereby (except for Taxes imposed on or measured by the net income of Bank by the jurisdictions under the laws of which it is organized or carries on business or any political subdivisions thereof).

(c) The undersigned shall indemnify Bank for the full amount of the Taxes referred to in Section 4(b) (except for Taxes imposed on or measured by the net income of Bank by the jurisdictions under the laws of which it is organized or carries on business or any political subdivisions thereof), including, without limitation, any such Taxes imposed by any jurisdiction on amounts payable by the undersigned under Section 5(b), and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within ten (10) days after the date Bank makes written demand therefor.

(d) Without limiting the generality of the foregoing, if any Taxes or amounts in respect thereof must be deducted or withheld from any payment made or to be made by the undersigned hereunder (including payment of any additional amounts payable under this Section 5(d)), the undersigned shall pay such additional amounts as may be necessary to ensure that Bank receives a net amount equal to the full amount which it would have received had such payment not been subject to such Taxes. Within thirty (30) days after the date of any payment of Taxes under this Section 5, the undersigned shall furnish to Bank the original or a certified copy of a receipt evidencing payment thereof.

(e) For purposes of this Guaranty, "**Taxes**" means all present and future taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges of any nature (including income, corporate, capital (including large corporations), net worth, sales, consumption, use, transfer, goods and services, value-added, stamp, registration, franchise, withholding, payroll, employment, health, education, excise, business, school, property, occupation, customs, anti-dumping and countervail taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges) imposed by any governmental authority, together with any fines, interest, penalties or other additions on, to, in lieu of, for non-collection of or in respect of these taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges.

6. **CURRENCY CONVERSION:** If for the purposes of obtaining judgment in any court in any jurisdiction with respect to this Guaranty it becomes necessary to convert into the currency of such jurisdiction (herein called the "**Other Currency**") any amount due hereunder in any currency other than the Other Currency (the "**Original Currency**"), then conversion shall be made at the rate of exchange prevailing for the Original Currency on the business day before the day on which judgment is given. In the event that there is a change in the rate of exchange prevailing between the business day before the day on which the judgment is given and the date of payment of the amount due, the undersigned will, on the date of payment, pay such additional amounts (if any) as may be necessary to ensure that the amount paid on such date is the amount in the Other Currency which when converted at the rate of exchange

prevailing on the date of payment is the amount then due under this Guaranty in such other Original Currency. Any additional amount due from the undersigned under this Section 6 will be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Guaranty.

7. **OTHER GUARANTORS:** If any Indebtedness is guaranteed by two or more guarantors, the obligation of the undersigned shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced at the option of the Bank against each severally, any two or more jointly, or some severally and some jointly. The Bank, in its sole discretion, may release any one or more of the guarantors for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor; and after that, without notice to any guarantor, the Bank may extend or renew any or all Indebtedness and may permit the Borrower to incur additional Indebtedness, without affecting in any manner the unconditional obligation of the remaining guarantor(s). The undersigned acknowledge(s) that the effectiveness of this Guaranty is not conditioned on any or all of the indebtedness being guaranteed by anyone else. This action by the Bank shall not, however, be deemed to affect any right to contribution which may exist among the guarantors.

8. **TERMINATION:** Any of the undersigned may terminate their obligation under this Guaranty as to future Indebtedness (except as provided below) by (and only by) delivering written notice of termination to an officer of the Bank and receiving from an officer of the Bank written acknowledgment of delivery; provided, however, the termination shall not be effective until the opening of business on the fifth (5th) day ("effective date") following written acknowledgment of delivery. Any termination shall not affect in any way the unconditional obligations of the remaining guarantor(s), whether or not the termination is known to the remaining guarantor(s). Any termination shall not affect in any way the unconditional obligations of the terminating guarantor(s) as to any Indebtedness existing at the effective date of termination or any Indebtedness created after that pursuant to any commitment or agreement of the Bank or pursuant to any Borrower loan with the Bank existing at the effective date of termination (whether advances or readvances by the Bank after the effective date of termination are optional or obligatory), or any modifications, extensions or renewals of any of this Indebtedness, whether in whole or in part, and as to all of this Indebtedness and modifications, extensions or renewals of it, this Guaranty shall continue effective until the same shall have been fully paid. The Bank has no duty to give notice of termination by any guarantor(s) to any remaining guarantor(s). The undersigned shall indemnify the Bank against all claims, damages, costs and expenses, including, without limit, attorney fees, incurred by the Bank in connection with any suit, claim or action against the Bank arising out of any modification or termination of a Borrower loan or any refusal by the Bank to extend additional credit in connection with the termination of this Guaranty.

9. **REINSTATEMENT:** Notwithstanding any prior revocation, termination, surrender or discharge of this Guaranty (or of any lien, pledge or security interest securing this Guaranty) in whole or in part, the effectiveness of this Guaranty, and of all liens, pledges and security interests securing this Guaranty, shall automatically continue or be reinstated, as the case may be, in the event that (a) any payment received or credit given by the Bank in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned as if the returned, disgorged or rescinded payment or credit had not been received or given by the Bank, and whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it; or (b) any liabilities imposed, or sought to be imposed, against the Bank relating to the environmental condition of, or the presence of hazardous or toxic substances on, in or about, any property given as collateral to the Bank by the Borrower, whether this condition is known or unknown, now exists or subsequently arises (excluding only conditions which arise after any acquisition by the Bank of any such property, by foreclosure, in lieu of foreclosure or otherwise, to the extent due to the wrongful act or omission of the Bank), in which

case, this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforced against the undersigned to the extent of all liability, cost and expenses, including, without limitation, reasonable attorneys' fees and costs) incurred by the Bank as the direct or indirect result of any environmental condition or hazardous or toxic substances. In the event of continuation or reinstatement of this Guaranty and the liens, pledges and security interests securing it, the undersigned agree(s) upon demand by the Bank, to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the undersigned to do so shall not affect in any way the reinstatement or continuation. If the undersigned do(es) not execute and deliver to the Bank upon demand such documents, the Bank and each Bank officer is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of the undersigned (with full power of substitution) to execute and deliver such documents in the name and on behalf of the undersigned.

For purposes of this Guaranty, "Environmental Condition" includes, without limitation, conditions existing with respect to the surface or ground water, drinking water supply, land surface or subsurface and the air; and "hazardous or toxic substances" shall include any and all substances now or subsequently determined by any federal, state or local authority to be hazardous or toxic, or otherwise regulated by any of these authorities.

10. **WAIVERS:** The undersigned waive(s) any right to require the Bank to: (a) proceed against any person, including, without limit, the Borrower; (b) proceed against or exhaust any security held from the Borrower or any other person; (c) pursue any other remedy in the Bank's power; (d) make any presentments or demands for performance, or give any notice of nonperformance, protest, notice of protest, notice of default, demand, notice of intent to accelerate or demand payment of any Indebtedness, dishonor or notice of dishonor, in connection with all or any part of the Indebtedness or any obligations or evidences of Indebtedness held by the Bank as security, in connection with any other obligations or evidences of indebtedness which constitute in whole or in part Indebtedness, or in connection with the creation of new or additional Indebtedness; (e) give any notice of acceptance of this Guaranty and presentment; or (f) give any and all other notices to which the undersigned might otherwise be entitled. The undersigned further (i) waives diligence in collecting any Indebtedness by the Bank and (ii) agree(s) that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit the Borrower to incur additional Indebtedness, all without notice to the undersigned and without affecting in any manner the unconditional obligation of the undersigned under this Guaranty.

The undersigned waive(s) any defense based upon or arising by reason of (a) any disability or other defense of the Borrower or any other person; (b) the cessation or limitation from any cause whatsoever, other than final and irrevocable payment in full, of the Indebtedness; (c) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of the Borrower which is a corporation, partnership or other type of entity, or any defect in the formation of the Borrower; (d) the application by the Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by the Borrower to the Bank or intended or understood by the Bank or the undersigned; (e) any act or omission by the Bank which directly or indirectly results in or aids the discharge of the Borrower or any Indebtedness by operation of law or otherwise; or (f) any modification of the Indebtedness, in any form whatsoever including without limit any modification made after effective termination, and including without limit, the renewal, extension, acceleration or other change in time for payment of the Indebtedness, or other change in the terms of any Indebtedness, including without limit increase or decrease of the interest rate. The undersigned understands that, absent this waiver, Bank's election of remedies, including but not limited to its decision to proceed to nonjudicial foreclosure on any real property securing the Indebtedness, could preclude Bank from obtaining a deficiency judgment against Borrower and the undersigned pursuant to California Code of Civil Procedure sections 580a, 580b, 580d or 726 and could also destroy any subrogation rights which the undersigned has against Borrower. The undersigned further understands that, absent this waiver,

California law, including without limitation, California Code of Civil Procedure sections 580a, 580b, 580d or 726, could afford the undersigned one or more affirmative defenses to any action maintained by Bank against the undersigned on this Guaranty.

The undersigned waives any and all rights and provisions of California Code of Civil Procedure sections 580a, 580b, 580d and 726, including, but not limited to any provision thereof that: (i) may limit the time period for Bank to commence a lawsuit against Borrower or the undersigned to collect any Indebtedness owing by Borrower or the undersigned to Bank; (ii) may entitle Borrower or the undersigned to a judicial or nonjudicial determination of any deficiency owed by Borrower or the undersigned to Bank, or to otherwise limit Bank's right to collect a deficiency based on the fair market value of such real property security; (iii) may limit Bank's right to collect a deficiency judgment after a sale of any real property securing the Indebtedness; (iv) may require Bank to take only one action to collect the Indebtedness or that may otherwise limit the remedies available to Bank to collect the Indebtedness.

The undersigned waives all rights and defenses arising out of an election of remedies by Bank even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the undersigned's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise.

The undersigned unconditionally and irrevocably waive(s) each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the undersigned under this Guaranty, and acknowledge(s) that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from the undersigned now or later securing this Guaranty and/or the Indebtedness, and acknowledge(s) that as of the date of this Guaranty no such defense or setoff exists. The undersigned acknowledge(s) that the effectiveness of this Guaranty is subject to no conditions of any kind.

Without limiting the generality of any other waiver or other provision set forth in this Guaranty, each of the undersigned waives all rights and defenses that any such undersigned may have because the Indebtedness is secured by real property. This means, among other things:

(1) Bank may collect from any of the undersigned without first foreclosing on any real or personal property collateral pledged by any Borrower to secure the Indebtedness.

(2) If Bank forecloses on any real property collateral pledged by any Borrower to secure the Indebtedness:

  (a) the amount of the Indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

  (b) Bank may collect from any of the undersigned even if Bank, by foreclosing on the real property pledged as collateral, has destroyed any right that the undersigned may have to collect from Borrower.

This is an unconditional and irrevocable waiver of any rights and defenses each of the Guarantor may have because the Indebtedness is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.

WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, EACH OF THE UNDERSIGNED HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS, DEFENSES TO PAYMENT OR PERFORMANCE, OR ANY RIGHT TO PARTIAL OR COMPLETE

EXONERATION ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, 2847, 2848, 2849, AND 2850.

To the extent applicable, the undersigned waives the benefits and any rights afforded to it under the Israeli Guaranty Law, 5727-1967, as may be amended from time to time (the "Guaranty Law") and including any successor law or similar applicable law of a non-Israeli jurisdiction which defenses or rights would have been available to the undersigned and the undersigned hereby confirms that such rights and defenses set forth in the Guaranty Law, shall not apply to the undersigned. Furthermore, to the extent applicable, the undersigned, for the purposes of Section 8 of the Israeli Transfer of Obligations Law, 5729-1969, as may be amended from time to time and including any successor law, hereby irrevocably and unconditionally consents to any assignment made by the Bank regarding any of the obligations of the Borrower towards the Bank under any Indebtedness and that any such assignment shall not render void or otherwise operate to discharge, impair or otherwise affect any of the obligations of the undersigned contained in this Guaranty.

The undersigned acknowledge(s) and agree(s) that this is a knowing and informed waiver of the undersigned's rights as discussed above and that Bank is relying on this waiver in extending credit to Borrower.

The undersigned warrant(s) and agree(s) that each of the waivers set forth above are made with the undersigned's full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law If any of these waivers are determined to be contrary to any applicable law or public policy, these waivers shall be effective only to the extent permitted by law.

11. **WAIVER OF SUBROGATION:** Until the Indebtedness is irrevocably paid and discharged in full, the undersigned waive(s) any and all rights to be subrogated to the position of the Bank or to have the benefit of any lien, security interest or other guaranty now or later held by the Bank for the Indebtedness or to enforce any remedy which the Bank now or later has against the Borrower or any other person. Until the Indebtedness is irrevocably paid and discharged in full, the undersigned shall have no right of reimbursement, indemnity, contribution or other right of recourse to or with respect to the Borrower or any other person. The undersigned agree(s) to indemnify and hold harmless the Bank from and against any and all claims, actions, damages, costs and expenses, including without limit reasonable attorneys' fees, incurred by the Bank in connection with the undersigned's exercise of any right of subrogation, contribution, indemnification or recourse with respect to this Guaranty. The Bank has no duty to enforce or protect any rights which the undersigned may have against the Borrower or any other person and the undersigned assume(s) full responsibility for enforcing and protecting these rights.

Notwithstanding any provision of the preceding paragraph or anything else in this Guaranty to the contrary, if any of the undersigned is or becomes an "insider" or "affiliate" (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) with respect to the Borrower, then that undersigned irrevocably and absolutely waives any and all rights of subrogation, contribution, indemnification, recourse, reimbursement and any similar rights against the Borrower (or any other guarantor) with respect to this Guaranty, whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties that the undersigned shall not be (or be deemed to be) a "creditor" (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) of the Borrower (or any other guarantor) by reason of the existence of this Guaranty in the event that the Borrower becomes a debtor in any proceeding under the Federal Bankruptcy Code. This waiver is given to induce the Bank to enter into certain written contracts with the Borrower included in the Indebtedness. The undersigned warrant(s) and agree(s) that none of Bank's rights, remedies or interests shall be directly or indirectly impaired because of any of the undersigned's status as an

"insider" or "affiliate" of the Borrower, and undersigned shall take any action, and shall execute any document, which the Bank may request in order to effectuate this warranty to the Bank.

12. **SALE/ASSIGNMENT**: The undersigned acknowledge(s) that the Bank has the right to sell, assign, transfer, negotiate, or grant participations in all or any part of the Indebtedness and any related obligations, including, without limit, this Guaranty. In connection with that right, the Bank may disclose any documents and information which the Bank now has or later acquires relating to the undersigned, this Guaranty or the Borrower in connection with such sale, assignment, transfer, negotiation, or grant, whether furnished by the Borrower, the undersigned or otherwise. The undersigned further agree(s) that the Bank may disclose these documents and information to the Borrower. The undersigned agree(s) that the Bank may provide information relating to this Guaranty or relating to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

13. **GENERAL:** This Guaranty constitutes the entire agreement of the undersigned and the Bank with respect to the subject matter of this Guaranty. No waiver, consent, modification or change of the terms of the Guaranty shall bind any of the undersigned or the Bank unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then this waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given. This Guaranty shall inure to the benefit of the Bank and its successors and assigns and shall be binding on the undersigned and the undersigned's heirs, legal representatives, successors and assigns including, without limit, any debtor in possession or trustee in bankruptcy for any of the undersigned. The undersigned has (have) knowingly and voluntarily entered into this Guaranty in good faith for the purpose of inducing the Bank to extend credit or make other financial accommodations to the Borrower, and the undersigned acknowledge(s) that the terms of this Guaranty are reasonable. If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

14. **GOVERNING LAW AND JURISDICTION:** THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. The undersigned hereby irrevocably agrees that any legal action, suit, or proceeding against it with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Guaranty, the Indebtedness or the transactions or documents contemplated hereby or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding may be brought in the State or Federal courts located in the State of California, or in any other court having jurisdiction over the subject matter as the Bank in its sole discretion may elect, including, without limit, the courts of Israel, and, by its execution and delivery of this Guaranty, the undersigned hereby irrevocably accepts and submits to the non-exclusive jurisdiction of each of the aforesaid courts generally and unconditionally with respect to any such action, suit or proceeding for itself and in respect of its property. The undersigned further agrees that final judgment against it in any action, suit, or proceeding referred to herein shall be conclusive and may be enforced in any other jurisdiction, within or outside the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of its indebtedness. The undersigned further irrevocably consents and agrees to the service of any and all legal process, summons, notices, and documents out of any of the aforesaid courts in any action, suit or proceeding by mailing copies thereof by registered or certified mail, postage prepaid, to the undersigned at its address set forth in this Guaranty or to any other address of which the undersigned shall have given prior written notice to Bank. The undersigned agrees that service upon the undersigned as provided for herein shall constitute valid and effective personal service upon the undersigned. Nothing herein shall, or shall be construed so as to, limit the right of the Bank, or any of its successors or assigns, to bring actions, suits or proceedings with respect to the obligations and liabilities of the undersigned under, or any other matter arising out of or in connection with, this Guaranty, the Indebtedness or the transactions or documents contemplated hereby, or for recognition or enforcement of any judgment rendered in any proceeding, in the courts of whatever jurisdiction in which the Indebtedness or the obligations or liabilities of the undersigned hereunder may arise or are

created or in which the assets of the undersigned may be found or as otherwise shall seem appropriate to the Bank, or any of its successors or assigns, or to affect the right to service of process in any jurisdiction in any other manner permitted by law. Nothing herein shall affect the right of the Bank to commence legal actions or proceedings against the undersigned in any manner authorized by the laws of any relevant jurisdiction. The commencement by the Bank of legal actions or proceedings in one or more jurisdictions shall not preclude the Bank from commencing legal actions or proceedings in any other jurisdiction, whether concurrently or not. In addition, the undersigned hereby irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Guaranty, the Indebtedness or the transactions contemplated hereby brought in any federal or state court situate in the State of California, and hereby further irrevocably and unconditionally waives and agrees not to plead any claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

15. **HEADINGS:** Headings in this Guaranty are included for the convenience of reference only and shall not constitute a part of this Guaranty for any purpose.

16. **REPRESENTATIONS AND WARRANTIES:** The undersigned represents and warrants as follows:

(a) The undersigned is an entity duly existing under the laws of the jurisdiction in which it is organized and qualified and licensed to do business in any jurisdiction in which the conduct of its business or its ownership of property requires that it be so qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Effect.

(b) The execution, delivery, and performance of the Loan Documents to which it is a party are within the undersigned's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in the undersigned's organizational documents, nor will they constitute an event of default under any material agreement by which the undersigned is bound. The undersigned is not in default under any agreement by which it is bound, except to the extent such default would not reasonably be expected to cause a Material Adverse Effect.

(c) Except as disclosed in writing to Bank, the undersigned has not done business under any name other than that specified on the signature page hereof, and its exact legal name is as set forth on the signature page hereof. The chief executive office of the undersigned is located at the address set forth on the signature page hereof.

(d) Except as disclosed in writing to Bank, there are no actions, suits, litigation or proceedings, at law or in equity, pending by or against the undersigned before any court, administrative agency, or arbitrator in which a likely adverse decision could reasonably be expected to have a Material Adverse Effect.

(e) All consolidated and consolidating financial statements related to the undersigned that are delivered by the undersigned to Bank fairly present in all material respects the undersigned's consolidated and consolidating financial condition as of the date thereof and the undersigned's consolidated and consolidating results of operations for the period then ended. There has not been a material adverse change in the consolidated or in the consolidating financial condition of the undersigned since the date of the most recent of such financial statements submitted to Bank.

(f) The undersigned is able to pay its debts (including trade debts) as they mature; the fair saleable value of the undersigned's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; and the undersigned is not left with unreasonably small capital after the transactions contemplated by this Guaranty.

(g) The undersigned has not violated any statutes, laws, ordinances or rules applicable to it, the violation of which could reasonably be expected to have a Material Adverse Effect. The undersigned has filed or caused to be filed all tax returns required to be filed, and has paid, or have made adequate provision for the payment of, all taxes reflected therein except those being contested in good faith with adequate reserves under GAAP or where the failure to file such returns or pay such taxes could not reasonably be expected to have a Material Adverse Effect.

(h) The undersigned has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of the undersigned's business as currently conducted, except where the failure to do so would not reasonably be expected to cause a Material Adverse Effect.

(i) No representation, warranty or other statement made by the undersigned in any certificate or written statement furnished to Bank taken together with all such certificates and written statements furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading, it being recognized by Bank that the projections and forecasts provided by the undersigned in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results.

17. **AFFIRMATIVE COVENANTS:** The undersigned covenants and agrees that the undersigned shall do all of the following:

(a) Maintain its organizational existence and good standing in the jurisdiction in which it is organized, shall maintain qualification and good standing in each other jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect, and, upon Bank's request, shall furnish to Bank the organizational identification number issued to the undersigned by the authorities of the jurisdiction in which the undersigned is organized, if applicable. The undersigned shall comply with all statutes, laws, ordinances and government rules and regulations to which it is subject, and shall maintain in force all licenses, approvals and agreements, the loss of which or failure to comply with which would reasonably be expected to have a Material Adverse Effect.

18. **NEGATIVE COVENANTS:** The undersigned covenants and agrees that the undersigned shall not do any of the following without the prior written consent of Bank:

(a) Change its name or the jurisdiction of its organization or relocate its chief executive office without twenty (20) days prior written notification to Bank; replace its chief executive officer or chief financial officer without seven (7) days prior written notification to Bank; engage in any business other than or reasonably related or incidental to the businesses currently engaged in by the undersigned; change its fiscal year end; or have a Change in Control.

(b) Merge or consolidate with or into any other business organization, or acquire all or substantially all of the capital stock or property of another Person (as defined in the Loan Agreement), or enter into any agreement to do any of the same, except where (i) such transactions do not in the aggregate exceed Two Hundred Fifty Thousand Dollars ($250,000) during any fiscal year, (ii) no default or event of default under any of the Loan Documents has occurred, is continuing or would exist after giving effect to such transactions, (iii) such transactions do not result in a Change in Control, and (iv) the undersigned is the surviving entity.

19. **ADDITIONAL PROVISIONS:** As used herein, the following terms shall have the following meanings:

"Change in Control" shall mean any transaction or series of related transactions in which any "person" or "group" (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of the undersigned ordinarily entitled to vote in the election of directors, empowering such "person" or "group" to elect a majority of the Board of Directors of the undersigned, who did not have such power before such transaction, provided, however, that such power derives solely from such shares or class of stock held by such "person" or "group" and not by virtue of a collaboration with other "person" or 'group" who holds shares or class of stock of the undersigned as of the date of this Agreement.

"Loan Agreement" shall mean that certain Loan and Security Agreement dated as of October 2, 2013 between Borrower and Bank, as amended, restated, supplemented, or replaced from time to time.

"Loan Documents" shall have the meaning given to it in the Loan Agreement.

"Material Adverse Effect" means (i) a material adverse change in the undersigned's business or financial condition, (ii) a material impairment in the prospect of repayment of all or any portion of the Indebtedness, or in otherwise performing the undersigned's obligations under the Loan Documents, or (iii) a material impairment in the perfection, value or priority of Bank's security interests in any Collateral (as defined in the Loan Agreement).

20. JURY TRIAL WAIVER: THE UNDERSIGNED AND BANK, BY ACCEPTANCE OF THIS GUARANTY, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR THE INDEBTEDNESS.

21. REFERENCE PROVISION:

(a) In the event the Jury Trial Waiver set forth above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.

(b) With the exception of the items specified in clause (c), below, any controversy, dispute or claim (each, a "Claim") between the parties arising out of or relating to this Guaranty or any other document, instrument or agreement made or entered into by the undersigned with or in favor of Bank (collectively in this Section, the "Loan Documents"), will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure ("CCP"), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Loan Documents venue for the reference proceeding will be in the state or federal court in the county or district where venue is otherwise appropriate under applicable law (the "Court").

(c) The matters that shall not be subject to a reference are the following: (i) foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). This agreement does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this agreement.

(d) The referee shall be a retired judge or justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted. Pursuant to CCP § 170.6, each party shall have one peremptory challenge to the referee selected by the Presiding Judge of the Court (or his or her representative).

(e) The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (a) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (b) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (c) report a statement of decision within twenty (20) days after the matter has been submitted for decision.

(f) The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party's failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered, no party shall be entitled to "priority" in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

(g) Except as expressly set forth in this agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee's power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

(h) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a trial, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

(i) If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or Justice, in accordance with the California

Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

(j) THE PARTIES RECOGNIZE AND AGREE THAT ALL DISPUTES RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM WHICH ARISES OUT OF OR IS RELATED TO THE LOAN DOCUMENTS.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has signed this Guaranty as of the date first set forth above.

WITNESS:

[signature]

Print Name CRISTINA RINCÓN

GUARANTOR:

MODSYS INTERNATIONAL LTD.

By: [signature]

Title: CFO

GUARANTOR'S ADDRESS

600 UNIVERSITY ST. #2409
STREET ADDRESS

SEATTLE, WA 98101
CITY STATE ZIP CODE

Comerica

GUARANTY
(MS Modernisation Services UK Ltd.)

As of July 1, 2016, the undersigned, for value received, unconditionally and absolutely guarantee(s) to Comerica Bank ("Bank"), and to the Bank's successors and assigns, payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future Indebtedness (as hereinafter defined) to the Bank of MODERN SYSTEMS CORPORATION and MS MODERIZATION SERVICES, INC. or any successor in interest, including, without limit, any debtor-in-possession or trustee in bankruptcy which succeeds to the interest of this party or person (jointly and severally the "Borrower"). "Indebtedness" shall mean any and all indebtedness, obligations or liabilities of the Borrower to the Bank, howsoever arising, evidenced or incurred, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, and whether or not known to the undersigned at the time of this Guaranty or at the time any future indebtedness is incurred, and whether originally payable to the Bank or to a third party and subsequently acquired by the Bank, including, without limitation, (a) any and all direct indebtedness of the Borrower to the Bank, including indebtedness evidenced by any and all promissory notes; (b) any and all obligations or liabilities of the Borrower to the Bank arising under any guaranty where the Borrower has guaranteed the payment of indebtedness owing to the Bank from a third party; (c) any and all obligations or liabilities of the Borrower to the Bank arising from applications or agreements for the issuance of letters of credit; (d) late charges, loan fees or charges and overdraft indebtedness; (e) any agreement to indemnify the Bank for environmental liability or to clean up hazardous waste; (f) any and all indebtedness, obligations or liabilities for which the Borrower would otherwise be liable to the Bank were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason, including, without limit, liability for interest and attorneys' fees on, or in connection with, any of the Indebtedness from and after the filing by or against the Borrower of a bankruptcy petition, whether an involuntary or voluntary bankruptcy case, including, without limitation, all attorneys' fees and costs incurred in connection with motions for relief from stay, cash collateral motions, nondischargeability motions, preference liability motions, fraudulent conveyance liability motions, fraudulent transfer liability motions and all other motions brought by Borrower, the undersigned, Bank or third parties in any way relating to Bank's rights with respect to such Borrower, the undersigned, or third party and/or affecting any collateral securing any obligation owed to Bank by Borrower, the undersigned, or any third party, probate proceedings, on appeal or otherwise; (g) any and all amendments, modifications, renewals and/or extensions of any of the above, including, without limit, amendments, modifications, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements; and (h) all costs of collecting Indebtedness, including, without limit, attorneys' fees and costs. Any reference in this Guaranty to attorneys' fees shall be deemed a reference to reasonable fees, charges, costs and expenses of counsel and paralegals, whether inside or outside counsel is used, and whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys' fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. All costs and expenses shall be payable immediately by the undersigned when incurred by the Bank, without demand, and until paid shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Notwithstanding anything to the contrary in this Guaranty, the term "Indebtedness" shall not include any Excluded Swap Obligation (as hereinafter defined). "Excluded Swap Obligation" shall mean any obligation of Borrower to Bank with respect to a "swap," as defined in Section 1a(47) of the Commodity Exchange Act ("CEA"), if and to the extent that the undersigned's guaranteeing of such swap obligation, or the undersigned's granting of a security interest or lien to secure such swap obligation, is or becomes illegal under the CEA, or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), by virtue of the undersigned's failure for any reason to constitute an "eligible contract participant," as defined in Section 1a(18) of the CEA and the regulations thereunder, at the time such guarantee or such security interest grant becomes effective with respect to such swap obligation. If any such swap obligation arises under a master agreement governing more than one swap, the foregoing exclusion shall

Comerica

GUARANTY
(MS Modernisation Services UK Ltd.)

As of July 1, 2016, the undersigned, for value received, unconditionally and absolutely guarantee(s) to Comerica Bank ("Bank"), and to the Bank's successors and assigns, payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future Indebtedness (as hereinafter defined) to the Bank of MODERN SYSTEMS CORPORATION and MS MODERIZATION SERVICES, INC. or any successor in interest, including, without limit, any debtor-in-possession or trustee in bankruptcy which succeeds to the interest of this party or person (jointly and severally the "Borrower"). "Indebtedness" shall mean any and all indebtedness, obligations or liabilities of the Borrower to the Bank, howsoever arising, evidenced or incurred, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, and whether or not known to the undersigned at the time of this Guaranty or at the time any future indebtedness is incurred, and whether originally payable to the Bank or to a third party and subsequently acquired by the Bank, including, without limitation, (a) any and all direct indebtedness of the Borrower to the Bank, including indebtedness evidenced by any and all promissory notes; (b) any and all obligations or liabilities of the Borrower to the Bank arising under any guaranty where the Borrower has guaranteed the payment of indebtedness owing to the Bank from a third party; (c) any and all obligations or liabilities of the Borrower to the Bank arising from applications or agreements for the issuance of letters of credit; (d) late charges, loan fees or charges and overdraft indebtedness; (e) any agreement to indemnify the Bank for environmental liability or to clean up hazardous waste; (f) any and all indebtedness, obligations or liabilities for which the Borrower would otherwise be liable to the Bank were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason, including, without limit, liability for interest and attorneys' fees on, or in connection with, any of the Indebtedness from and after the filing by or against the Borrower of a bankruptcy petition, whether an involuntary or voluntary bankruptcy case, including, without limitation, all attorneys' fees and costs incurred in connection with motions for relief from stay, cash collateral motions, nondischargeability motions, preference liability motions, fraudulent conveyance liability motions, fraudulent transfer liability motions and all other motions brought by Borrower, the undersigned, Bank or third parties in any way relating to Bank's rights with respect to such Borrower, the undersigned, or third party and/or affecting any collateral securing any obligation owed to Bank by Borrower, the undersigned, or any third party, probate proceedings, on appeal or otherwise; (g) any and all amendments, modifications, renewals and/or extensions of any of the above, including, without limit, amendments, modifications, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements; and (h) all costs of collecting Indebtedness, including, without limit, attorneys' fees and costs. Any reference in this Guaranty to attorneys' fees shall be deemed a reference to reasonable fees, charges, costs and expenses of counsel and paralegals, whether inside or outside counsel is used, and whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys' fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. All costs and expenses shall be payable immediately by the undersigned when incurred by the Bank, without demand, and until paid shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Notwithstanding anything to the contrary in this Guaranty, the term "Indebtedness" shall not include any Excluded Swap Obligation (as hereinafter defined). "Excluded Swap Obligation" shall mean any obligation of Borrower to Bank with respect to a "swap," as defined in Section 1a(47) of the Commodity Exchange Act ("CEA"), if and to the extent that the undersigned's guaranteeing of such swap obligation, or the undersigned's granting of a security interest or lien to secure such swap obligation, is or becomes illegal under the CEA, or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), by virtue of the undersigned's failure for any reason to constitute an "eligible contract participant," as defined in Section 1a(18) of the CEA and the regulations thereunder, at the time such guarantee or such security interest grant becomes effective with respect to such swap obligation. If any such swap obligation arises under a master agreement governing more than one swap, the foregoing exclusion shall

apply only to those swap obligations that are attributable to swaps in respect of which the undersigned's guaranteeing of, or the undersigned's granting of a security interest or lien to secure, such swaps is or becomes illegal.

1. **LIMITATION:** The total obligation of the undersigned under this Guaranty is **UNLIMITED** unless specifically limited in the Additional Provisions of this Guaranty, and this obligation (whether unlimited or limited to the extent specified in the Additional Provisions) shall include, IN ADDITION TO any limited amount of principal guaranteed, all interest on all Indebtedness, and all costs and expenses of any kind incurred by the Bank in collection efforts against the Borrower and/or the undersigned or otherwise incurred by the Bank in any way relating to the Indebtedness or this Guaranty, including without limit attorneys' fees. Although the intent of the undersigned and the Bank is that California law shall apply to this Guaranty, regardless of whether California law applies, the undersigned further agree(s) as follows: With respect to the limitation, if any, stated in the Additional Provisions below on the amount of principal guaranteed under this Guaranty, the undersigned agree(s) that (a) this limitation shall not be a limitation on the amount of Borrower's Indebtedness to the Bank; (b) any payments by the undersigned shall not reduce the maximum liability of the undersigned under this Guaranty unless written notice to that effect is actually received by the Bank at, or prior to, the time of the payment; and (c) the liability of the undersigned to the Bank shall at all times be deemed to be the aggregate liability of the undersigned under this Guaranty and any other guaranties previously or subsequently given to the Bank by the undersigned and not expressly revoked, modified or invalidated in writing. Any reference in the Additional Provisions or elsewhere (a) to this Guaranty being secured by certain collateral shall NOT be deemed to limit the total obligation of the undersigned under this Guaranty or (b) to this Guaranty being limited in any respect shall NOT be deemed to limit the total obligation of the undersigned under any prior or subsequent guaranty given by the undersigned to the Bank.

2. **NATURE OF GUARANTY**: This is a continuing Guaranty of payment and not of collection and remains effective whether the Indebtedness is from time to time reduced and later increased or entirely extinguished and later reincurred. This Guaranty shall remain effective with respect to successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, until this Guaranty is terminated in the manner and to the extent provided above.

   The undersigned acknowledge(s) and agree(s) that the liabilities created by this Guaranty are direct and are not conditioned upon pursuit by the Bank of any remedy the Bank may have against the Borrower or any person or any security. No invalidity, irregularity or unenforceability of any part or all of the Indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any reason, and no defense or setoff available at any time to the Borrower, shall impair, affect or be a defense or setoff to the obligations of the undersigned under this Guaranty.

   Furthermore, this Guaranty shall continue to be effective should any petition be filed by or against the undersigned for liquidation or reorganization or should the undersigned become insolvent or make an assignment for the benefit of its creditors or if a trustee should be appointed for all or a significant portion of its assets, including but not limited to the seeking of a freeze order ("hakpa'at halichim"), in each case under any present or future provision of the Israeli Companies Ordinance [New Version], 5743-1983 or the Israeli Companies Law, 5759-1999 or pursuant to any successor laws or regulations or similar laws under any non-Israeli jurisdiction to the extent applicable.

   The undersigned deliver(s) this Guaranty based solely on the undersigned's independent investigation of (or decision not to investigate) the financial condition of Borrower and is (are) not relying on any information furnished by the Bank. The undersigned assume(s) full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. The undersigned waive(s) any duty on the part of the Bank, and agree(s) that it is not relying upon nor expecting the

Bank to disclose to the undersigned any fact now or later known by the Bank, whether relating to the operations or condition of the Borrower, the existence, liabilities or financial condition of any co-guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect these facts may have upon the undersigned's risk under this Guaranty or the undersigned's rights against the Borrower. The undersigned knowingly accept(s) the full range of risk encompassed in this Guaranty, which risk includes, without limit, the possibility that Borrower may incur Indebtedness to the Bank after the financial condition of the Borrower, or the Borrower's ability to pay debts as they mature, has deteriorated. The undersigned represent(s) and warrant(s) that: (a) the Bank has made no representation to the undersigned as to the creditworthiness of the Borrower; and (b) the undersigned has (have) established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to the Borrower's financial condition. The undersigned agree(s) to keep adequately informed of any facts, events or circumstances which might in any way affect the risks of the undersigned under this Guaranty.

3. **APPLICATION OF PAYMENTS:** The undersigned authorize(s) the Bank, either before or after termination of this Guaranty, without notice to or demand on the undersigned and without affecting the undersigned's liability under this Guaranty, from time to time to: (a) apply any security and direct the order or manner of sale of it , including, without limit, a nonjudicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as the Bank in its discretion may determine; (b) release or substitute any one or more of the endorsers or any other guarantors of the Indebtedness; and (c) apply payments received by the Bank from the Borrower to any indebtedness of the Borrower to the Bank, in such order as the Bank shall determine in its sole discretion, whether or not this indebtedness is covered by this Guaranty, and the undersigned waive(s) any provision of law regarding application of payments which specifies otherwise. The undersigned agree(s) to provide to the Bank copies of the undersigned's financial statements upon request.

4. **SECURITY/SUBORDINATION:** The undersigned pledge(s), assign(s) and grant(s) to the Bank a security interest in and lien upon and the right of setoff as to any and all property of the undersigned now or later in the possession of the Bank. The undersigned further assign(s) to the Bank as collateral for the obligations of the undersigned under this Guaranty all claims of any nature that the undersigned now or later has (have) against the Borrower (other than any claim under a deed of trust or mortgage covering real property) with full right on the part of the Bank, in its own name or in the name of the undersigned, to collect and enforce these claims. To the maximum extent permitted under applicable law, the undersigned subordinate(s) any claim of any nature that the undersigned now or later has (have) against the Borrower to and in favor of all Indebtedness and agree(s) not to accept payment or satisfaction of any claim that the undersigned now or later may have against the Borrower without the prior written consent of the Bank. Should any payment, distribution, security, or proceeds, be received by the undersigned upon or with respect to any claim that the undersigned now or may later have against the Borrower, the undersigned shall immediately deliver the same to the Bank in the form received (except for endorsement or assignment by the undersigned where required by the Bank) for application on the Indebtedness, whether matured or unmatured, and until delivered the same shall be held in trust by the undersigned as the property of the Bank. The undersigned agree(s) that no security now or later held by the Bank for the payment of any Indebtedness, whether from the Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and the Bank, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledge(s) and agree(s) that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether real or personal, to secure payment of the Indebtedness, and the undersigned is (are) not relying upon any asset(s) in which the Bank has or may have a lien or security interest for payment of the Indebtedness.

5. **PAYMENTS:**

(a) Each payment to be made by the undersigned hereunder shall be payable in the currency or currencies in which such obligations are denominated without set-off or counterclaim and free and clear of and without deduction or withholding for or on account of any Taxes unless the undersigned is (are) required by law to make payment subject to such Taxes. If the undersigned shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder to Bank, the undersigned shall make such deductions or withholdings, and the undersigned shall pay the full amount deducted or withheld to the relevant taxing or other authority in accordance with applicable law.

(b) The undersigned agree(s) to pay any present or future Taxes that arise from any payment made under this Guaranty or from the execution, sale, transfer, delivery or registration of, or otherwise with respect to, this Guaranty and any other agreements and instruments contemplated hereby or thereby (except for Taxes imposed on or measured by the net income of Bank by the jurisdictions under the laws of which it is organized or carries on business or any political subdivisions thereof).

(c) The undersigned shall indemnify Bank for the full amount of the Taxes referred to in Section 4(b) (except for Taxes imposed on or measured by the net income of Bank by the jurisdictions under the laws of which it is organized or carries on business or any political subdivisions thereof), including, without limitation, any such Taxes imposed by any jurisdiction on amounts payable by the undersigned under Section 5(b), and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within ten (10) days after the date Bank makes written demand therefor.

(d) Without limiting the generality of the foregoing, if any Taxes or amounts in respect thereof must be deducted or withheld from any payment made or to be made by the undersigned hereunder (including payment of any additional amounts payable under this Section 5(d)), the undersigned shall pay such additional amounts as may be necessary to ensure that Bank receives a net amount equal to the full amount which it would have received had such payment not been subject to such Taxes. Within thirty (30) days after the date of any payment of Taxes under this Section 5, the undersigned shall furnish to Bank the original or a certified copy of a receipt evidencing payment thereof.

(e) For purposes of this Guaranty, "**Taxes**" means all present and future taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges of any nature (including income, corporate, capital (including large corporations), net worth, sales, consumption, use, transfer, goods and services, value-added, stamp, registration, franchise, withholding, payroll, employment, health, education, excise, business, school, property, occupation, customs, anti-dumping and countervail taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges) imposed by any governmental authority, together with any fines, interest, penalties or other additions on, to, in lieu of, for non-collection of or in respect of these taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges.

6. **CURRENCY CONVERSION:** If for the purposes of obtaining judgment in any court in any jurisdiction with respect to this Guaranty it becomes necessary to convert into the currency of such jurisdiction (herein called the "**Other Currency**") any amount due hereunder in any currency other than the Other Currency (the "**Original Currency**"), then conversion shall be made at the rate of exchange prevailing for the Original Currency on the business day before the day on which judgment is given. In the event that there is a change in the rate of exchange prevailing between the business day before the day on which the judgment is given and the date of payment of the amount due, the undersigned will, on the date of payment, pay such additional amounts (if any) as may be necessary to ensure that the amount paid on such date is the amount in the Other Currency which when converted at the rate of exchange

prevailing on the date of payment is the amount then due under this Guaranty in such other Original Currency. Any additional amount due from the undersigned under this Section 6 will be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Guaranty.

7. **OTHER GUARANTORS:** If any Indebtedness is guaranteed by two or more guarantors, the obligation of the undersigned shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced at the option of the Bank against each severally, any two or more jointly, or some severally and some jointly. The Bank, in its sole discretion, may release any one or more of the guarantors for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor; and after that, without notice to any guarantor, the Bank may extend or renew any or all Indebtedness and may permit the Borrower to incur additional Indebtedness, without affecting in any manner the unconditional obligation of the remaining guarantor(s). The undersigned acknowledge(s) that the effectiveness of this Guaranty is not conditioned on any or all of the indebtedness being guaranteed by anyone else. This action by the Bank shall not, however, be deemed to affect any right to contribution which may exist among the guarantors.

8. **TERMINATION:** Any of the undersigned may terminate their obligation under this Guaranty as to future Indebtedness (except as provided below) by (and only by) delivering written notice of termination to an officer of the Bank and receiving from an officer of the Bank written acknowledgment of delivery; provided, however, the termination shall not be effective until the opening of business on the fifth (5th) day ("effective date") following written acknowledgment of delivery. Any termination shall not affect in any way the unconditional obligations of the remaining guarantor(s), whether or not the termination is known to the remaining guarantor(s). Any termination shall not affect in any way the unconditional obligations of the terminating guarantor(s) as to any Indebtedness existing at the effective date of termination or any Indebtedness created after that pursuant to any commitment or agreement of the Bank or pursuant to any Borrower loan with the Bank existing at the effective date of termination (whether advances or readvances by the Bank after the effective date of termination are optional or obligatory), or any modifications, extensions or renewals of any of this Indebtedness, whether in whole or in part, and as to all of this Indebtedness and modifications, extensions or renewals of it, this Guaranty shall continue effective until the same shall have been fully paid. The Bank has no duty to give notice of termination by any guarantor(s) to any remaining guarantor(s). The undersigned shall indemnify the Bank against all claims, damages, costs and expenses, including, without limit, attorney fees, incurred by the Bank in connection with any suit, claim or action against the Bank arising out of any modification or termination of a Borrower loan or any refusal by the Bank to extend additional credit in connection with the termination of this Guaranty.

9. **REINSTATEMENT:** Notwithstanding any prior revocation, termination, surrender or discharge of this Guaranty (or of any lien, pledge or security interest securing this Guaranty) in whole or in part, the effectiveness of this Guaranty, and of all liens, pledges and security interests securing this Guaranty, shall automatically continue or be reinstated, as the case may be, in the event that (a) any payment received or credit given by the Bank in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned as if the returned, disgorged or rescinded payment or credit had not been received or given by the Bank, and whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it; or (b) any liabilities imposed, or sought to be imposed, against the Bank relating to the environmental condition of, or the presence of hazardous or toxic substances on, in or about, any property given as collateral to the Bank by the Borrower, whether this condition is known or unknown, now exists or subsequently arises (excluding only conditions which arise after any acquisition by the Bank of any such property, by foreclosure, in lieu of foreclosure or otherwise, to the extent due to the wrongful act or omission of the Bank), in which

case, this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforced against the undersigned to the extent of all liability, cost and expenses, including, without limitation, reasonable attorneys' fees and costs) incurred by the Bank as the direct or indirect result of any environmental condition or hazardous or toxic substances. In the event of continuation or reinstatement of this Guaranty and the liens, pledges and security interests securing it, the undersigned agree(s) upon demand by the Bank, to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the undersigned to do so shall not affect in any way the reinstatement or continuation. If the undersigned do(es) not execute and deliver to the Bank upon demand such documents, the Bank and each Bank officer is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of the undersigned (with full power of substitution) to execute and deliver such documents in the name and on behalf of the undersigned.

For purposes of this Guaranty, "Environmental Condition" includes, without limitation, conditions existing with respect to the surface or ground water, drinking water supply, land surface or subsurface and the air; and "hazardous or toxic substances" shall include any and all substances now or subsequently determined by any federal, state or local authority to be hazardous or toxic, or otherwise regulated by any of these authorities.

10. **WAIVERS:** The undersigned waive(s) any right to require the Bank to: (a) proceed against any person, including, without limit, the Borrower; (b) proceed against or exhaust any security held from the Borrower or any other person; (c) pursue any other remedy in the Bank's power; (d) make any presentments or demands for performance, or give any notice of nonperformance, protest, notice of protest, notice of default, demand, notice of intent to accelerate or demand payment of any Indebtedness, dishonor or notice of dishonor, in connection with all or any part of the Indebtedness or any obligations or evidences of Indebtedness held by the Bank as security, in connection with any other obligations or evidences of indebtedness which constitute in whole or in part Indebtedness, or in connection with the creation of new or additional Indebtedness; (e) give any notice of acceptance of this Guaranty and presentment; or (f) give any and all other notices to which the undersigned might otherwise be entitled. The undersigned further (i) waives diligence in collecting any Indebtedness by the Bank and (ii) agree(s) that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit the Borrower to incur additional Indebtedness, all without notice to the undersigned and without affecting in any manner the unconditional obligation of the undersigned under this Guaranty.

The undersigned waive(s) any defense based upon or arising by reason of (a) any disability or other defense of the Borrower or any other person; (b) the cessation or limitation from any cause whatsoever, other than final and irrevocable payment in full, of the Indebtedness; (c) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of the Borrower which is a corporation, partnership or other type of entity, or any defect in the formation of the Borrower; (d) the application by the Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by the Borrower to the Bank or intended or understood by the Bank or the undersigned; (e) any act or omission by the Bank which directly or indirectly results in or aids the discharge of the Borrower or any Indebtedness by operation of law or otherwise; or (f) any modification of the Indebtedness, in any form whatsoever including without limit any modification made after effective termination, and including without limit, the renewal, extension, acceleration or other change in time for payment of the Indebtedness, or other change in the terms of any Indebtedness, including without limit increase or decrease of the interest rate. The undersigned understands that, absent this waiver, Bank's election of remedies, including but not limited to its decision to proceed to nonjudicial foreclosure on any real property securing the Indebtedness, could preclude Bank from obtaining a deficiency judgment against Borrower and the undersigned pursuant to California Code of Civil Procedure sections 580a, 580b, 580d or 726 and could also destroy any subrogation rights which the undersigned has against Borrower. The undersigned further understands that, absent this waiver,

California law, including without limitation, California Code of Civil Procedure sections 580a, 580b, 580d or 726, could afford the undersigned one or more affirmative defenses to any action maintained by Bank against the undersigned on this Guaranty.

The undersigned waives any and all rights and provisions of California Code of Civil Procedure sections 580a, 580b, 580d and 726, including, but not limited to any provision thereof that: (i) may limit the time period for Bank to commence a lawsuit against Borrower or the undersigned to collect any Indebtedness owing by Borrower or the undersigned to Bank; (ii) may entitle Borrower or the undersigned to a judicial or nonjudicial determination of any deficiency owed by Borrower or the undersigned to Bank, or to otherwise limit Bank's right to collect a deficiency based on the fair market value of such real property security; (iii) may limit Bank's right to collect a deficiency judgment after a sale of any real property securing the Indebtedness; (iv) may require Bank to take only one action to collect the Indebtedness or that may otherwise limit the remedies available to Bank to collect the Indebtedness.

The undersigned waives all rights and defenses arising out of an election of remedies by Bank even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the undersigned's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise.

The undersigned unconditionally and irrevocably waive(s) each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the undersigned under this Guaranty, and acknowledge(s) that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from the undersigned now or later securing this Guaranty and/or the Indebtedness, and acknowledge(s) that as of the date of this Guaranty no such defense or setoff exists. The undersigned acknowledge(s) that the effectiveness of this Guaranty is subject to no conditions of any kind.

Without limiting the generality of any other waiver or other provision set forth in this Guaranty, each of the undersigned waives all rights and defenses that any such undersigned may have because the Indebtedness is secured by real property. This means, among other things:

(1) Bank may collect from any of the undersigned without first foreclosing on any real or personal property collateral pledged by any Borrower to secure the Indebtedness.

(2) If Bank forecloses on any real property collateral pledged by any Borrower to secure the Indebtedness:

  (a) the amount of the Indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

  (b) Bank may collect from any of the undersigned even if Bank, by foreclosing on the real property pledged as collateral, has destroyed any right that the undersigned may have to collect from Borrower.

This is an unconditional and irrevocable waiver of any rights and defenses each of the Guarantor may have because the Indebtedness is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.

WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, EACH OF THE UNDERSIGNED HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS, DEFENSES TO PAYMENT OR PERFORMANCE, OR ANY RIGHT TO PARTIAL OR COMPLETE

EXONERATION ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, 2847, 2848, 2849, AND 2850.

To the extent applicable, the undersigned waives the benefits and any rights afforded to it under the Israeli Guaranty Law, 5727-1967, as may be amended from time to time (the "Guaranty Law") and including any successor law or similar applicable law of a non-Israeli jurisdiction which defenses or rights would have been available to the undersigned and the undersigned hereby confirms that such rights and defenses set forth in the Guaranty Law, shall not apply to the undersigned. Furthermore, to the extent applicable, the undersigned, for the purposes of Section 8 of the Israeli Transfer of Obligations Law, 5729-1969, as may be amended from time to time and including any successor law, hereby irrevocably and unconditionally consents to any assignment made by the Bank regarding any of the obligations of the Borrower towards the Bank under any Indebtedness and that any such assignment shall not render void or otherwise operate to discharge, impair or otherwise affect any of the obligations of the undersigned contained in this Guaranty.

The undersigned acknowledge(s) and agree(s) that this is a knowing and informed waiver of the undersigned's rights as discussed above and that Bank is relying on this waiver in extending credit to Borrower.

The undersigned warrant(s) and agree(s) that each of the waivers set forth above are made with the undersigned's full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law If any of these waivers are determined to be contrary to any applicable law or public policy, these waivers shall be effective only to the extent permitted by law.

11. **WAIVER OF SUBROGATION:** Until the Indebtedness is irrevocably paid and discharged in full, the undersigned waive(s) any and all rights to be subrogated to the position of the Bank or to have the benefit of any lien, security interest or other guaranty now or later held by the Bank for the Indebtedness or to enforce any remedy which the Bank now or later has against the Borrower or any other person. Until the Indebtedness is irrevocably paid and discharged in full, the undersigned shall have no right of reimbursement, indemnity, contribution or other right of recourse to or with respect to the Borrower or any other person. The undersigned agree(s) to indemnify and hold harmless the Bank from and against any and all claims, actions, damages, costs and expenses, including without limit reasonable attorneys' fees, incurred by the Bank in connection with the undersigned's exercise of any right of subrogation, contribution, indemnification or recourse with respect to this Guaranty. The Bank has no duty to enforce or protect any rights which the undersigned may have against the Borrower or any other person and the undersigned assume(s) full responsibility for enforcing and protecting these rights.

Notwithstanding any provision of the preceding paragraph or anything else in this Guaranty to the contrary, if any of the undersigned is or becomes an "insider" or "affiliate" (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) with respect to the Borrower, then that undersigned irrevocably and absolutely waives any and all rights of subrogation, contribution, indemnification, recourse, reimbursement and any similar rights against the Borrower (or any other guarantor) with respect to this Guaranty, whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties that the undersigned shall not be (or be deemed to be) a "creditor" (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) of the Borrower (or any other guarantor) by reason of the existence of this Guaranty in the event that the Borrower becomes a debtor in any proceeding under the Federal Bankruptcy Code. This waiver is given to induce the Bank to enter into certain written contracts with the Borrower included in the Indebtedness. The undersigned warrant(s) and agree(s) that none of Bank's rights, remedies or interests shall be directly or indirectly impaired because of any of the undersigned's status as an

"insider" or "affiliate" of the Borrower, and undersigned shall take any action, and shall execute any document, which the Bank may request in order to effectuate this warranty to the Bank.

12. **SALE/ASSIGNMENT**: The undersigned acknowledge(s) that the Bank has the right to sell, assign, transfer, negotiate, or grant participations in all or any part of the Indebtedness and any related obligations, including, without limit, this Guaranty. In connection with that right, the Bank may disclose any documents and information which the Bank now has or later acquires relating to the undersigned, this Guaranty or the Borrower in connection with such sale, assignment, transfer, negotiation, or grant, whether furnished by the Borrower, the undersigned or otherwise. The undersigned further agree(s) that the Bank may disclose these documents and information to the Borrower. The undersigned agree(s) that the Bank may provide information relating to this Guaranty or relating to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

13. **GENERAL:** This Guaranty constitutes the entire agreement of the undersigned and the Bank with respect to the subject matter of this Guaranty. No waiver, consent, modification or change of the terms of the Guaranty shall bind any of the undersigned or the Bank unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then this waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given. This Guaranty shall inure to the benefit of the Bank and its successors and assigns and shall be binding on the undersigned and the undersigned's heirs, legal representatives, successors and assigns including, without limit, any debtor in possession or trustee in bankruptcy for any of the undersigned. The undersigned has (have) knowingly and voluntarily entered into this Guaranty in good faith for the purpose of inducing the Bank to extend credit or make other financial accommodations to the Borrower, and the undersigned acknowledge(s) that the terms of this Guaranty are reasonable. If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

14. **GOVERNING LAW AND JURISDICTION:** THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. The undersigned hereby irrevocably agrees that any legal action, suit, or proceeding against it with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Guaranty, the Indebtedness or the transactions or documents contemplated hereby or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding may be brought in the State or Federal courts located in the State of California, or in any other court having jurisdiction over the subject matter as the Bank in its sole discretion may elect, including, without limit, the courts of Israel, and, by its execution and delivery of this Guaranty, the undersigned hereby irrevocably accepts and submits to the non-exclusive jurisdiction of each of the aforesaid courts generally and unconditionally with respect to any such action, suit or proceeding for itself and in respect of its property. The undersigned further agrees that final judgment against it in any action, suit, or proceeding referred to herein shall be conclusive and may be enforced in any other jurisdiction, within or outside the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of its indebtedness. The undersigned further irrevocably consents and agrees to the service of any and all legal process, summons, notices, and documents out of any of the aforesaid courts in any action, suit or proceeding by mailing copies thereof by registered or certified mail, postage prepaid, to the undersigned at its address set forth in this Guaranty or to any other address of which the undersigned shall have given prior written notice to Bank. The undersigned agrees that service upon the undersigned as provided for herein shall constitute valid and effective personal service upon the undersigned. Nothing herein shall, or shall be construed so as to, limit the right of the Bank, or any of its successors or assigns, to bring actions, suits or proceedings with respect to the obligations and liabilities of the undersigned under, or any other matter arising out of or in connection with, this Guaranty, the Indebtedness or the transactions or documents contemplated hereby, or for recognition or enforcement of any judgment rendered in any proceeding, in the courts of whatever jurisdiction in which the Indebtedness or the obligations or liabilities of the undersigned hereunder may arise or are

created or in which the assets of the undersigned may be found or as otherwise shall seem appropriate to the Bank, or any of its successors or assigns, or to affect the right to service of process in any jurisdiction in any other manner permitted by law. Nothing herein shall affect the right of the Bank to commence legal actions or proceedings against the undersigned in any manner authorized by the laws of any relevant jurisdiction. The commencement by the Bank of legal actions or proceedings in one or more jurisdictions shall not preclude the Bank from commencing legal actions or proceedings in any other jurisdiction, whether concurrently or not. In addition, the undersigned hereby irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Guaranty, the Indebtedness or the transactions contemplated hereby brought in any federal or state court situate in the State of California, and hereby further irrevocably and unconditionally waives and agrees not to plead any claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

15. **HEADINGS:** Headings in this Guaranty are included for the convenience of reference only and shall not constitute a part of this Guaranty for any purpose.

16. **REPRESENTATIONS AND WARRANTIES:** The undersigned represents and warrants as follows:

(a) The undersigned is an entity duly existing under the laws of the jurisdiction in which it is organized and qualified and licensed to do business in any jurisdiction in which the conduct of its business or its ownership of property requires that it be so qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Effect.

(b) The execution, delivery, and performance of the Loan Documents to which it is a party are within the undersigned's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in the undersigned's organizational documents, nor will they constitute an event of default under any material agreement by which the undersigned is bound. The undersigned is not in default under any agreement by which it is bound, except to the extent such default would not reasonably be expected to cause a Material Adverse Effect.

(c) Except as disclosed in writing to Bank, the undersigned has not done business under any name other than that specified on the signature page hereof, and its exact legal name is as set forth on the signature page hereof. The chief executive office of the undersigned is located at the address set forth on the signature page hereof.

(d) Except as disclosed in writing to Bank, there are no actions, suits, litigation or proceedings, at law or in equity, pending by or against the undersigned before any court, administrative agency, or arbitrator in which a likely adverse decision could reasonably be expected to have a Material Adverse Effect.

(e) All consolidated and consolidating financial statements related to the undersigned that are delivered by the undersigned to Bank fairly present in all material respects the undersigned's consolidated and consolidating financial condition as of the date thereof and the undersigned's consolidated and consolidating results of operations for the period then ended. There has not been a material adverse change in the consolidated or in the consolidating financial condition of the undersigned since the date of the most recent of such financial statements submitted to Bank.

(f) The undersigned is able to pay its debts (including trade debts) as they mature; the fair saleable value of the undersigned's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; and the undersigned is not left with unreasonably small capital after the transactions contemplated by this Guaranty.

(g) The undersigned has not violated any statutes, laws, ordinances or rules applicable to it, the violation of which could reasonably be expected to have a Material Adverse Effect. The undersigned has filed or caused to be filed all tax returns required to be filed, and has paid, or have made adequate provision for the payment of, all taxes reflected therein except those being contested in good faith with adequate reserves under GAAP or where the failure to file such returns or pay such taxes could not reasonably be expected to have a Material Adverse Effect.

(h) The undersigned has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of the undersigned's business as currently conducted, except where the failure to do so would not reasonably be expected to cause a Material Adverse Effect.

(i) Except as disclosed to Bank in writing, the undersigned is not a party to, nor is bound by, any inbound license or other agreement, the failure, breach, or termination of which could reasonably be expected to cause a Material Adverse Effect, or that prohibits or otherwise restricts the undersigned from granting a security interest in the undersigned's interest in such license or agreement or any other property.

(j) No representation, warranty or other statement made by the undersigned in any certificate or written statement furnished to Bank taken together with all such certificates and written statements furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading, it being recognized by Bank that the projections and forecasts provided by the undersigned in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results.

17. **AFFIRMATIVE COVENANTS:** The undersigned covenants and agrees that the undersigned shall do all of the following:

(a) Maintain its organizational existence and good standing in the jurisdiction in which it is organized, shall maintain qualification and good standing in each other jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect, and, upon Bank's request, shall furnish to Bank the organizational identification number issued to the undersigned by the authorities of the jurisdiction in which the undersigned is organized, if applicable. The undersigned shall comply with all statutes, laws, ordinances and government rules and regulations to which it is subject, and shall maintain in force all licenses, approvals and agreements, the loss of which or failure to comply with which would reasonably be expected to have a Material Adverse Effect.

18. **NEGATIVE COVENANTS:** The undersigned covenants and agrees that the undersigned shall not do any of the following without the prior written consent of Bank:

(a) Convey, sell, lease, license, transfer or otherwise dispose of (collectively, to "Transfer") all or any part of its business or property, or move cash balances on deposit with Bank to accounts opened at another financial institution, other than Permitted Transfers.

(b) Change its name or the jurisdiction of its organization or relocate its chief executive office without twenty (20) days prior written notification to Bank; replace its chief executive officer or chief financial officer without seven (7) days prior written notification to Bank; engage in any business other than or reasonably related or incidental to the businesses currently engaged in by the undersigned; change its fiscal year end; or have a Change in Control.

(c) Merge or consolidate with or into any other business organization, or acquire all or substantially all of the capital stock or property of another Person, or enter into any agreement to do any of the same, except where (i) such transactions do not in the aggregate exceed Two Hundred Fifty Thousand Dollars ($250,000) during any fiscal year, (ii) no default or event of default under any of the Loan Documents has occurred, is continuing or would exist after giving effect to such transactions, (iii) such transactions do not result in a Change in Control, and (iv) the undersigned is the surviving entity.

(d) Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, other than Permitted Stock Repurchases and transfers of funds to Parent as permitted under Section 18(f) hereof.

(e) In each case, other than a Permitted Investment, directly or indirectly acquire or own, or make any Investment in or to any Person, or maintain or invest any of its property with a Person other than Bank or Bank's Affiliates unless such Person has entered into a control agreement with Bank, in form and substance reasonably satisfactory to Bank, or be bound by, an agreement that restricts any subsidiary of the undersigned from paying dividends or otherwise distributing property to the undersigned. Further, the undersigned shall not enter into any license or agreement with any Prohibited Territory or with any Person organized under or doing business in a Prohibited Territory.

(f) Transfer to Parent funds in excess of $450,000 in the aggregate with Borrower, during any fiscal year of the undersigned.

19. **ADDITIONAL PROVISIONS:** As used herein, the following terms shall have the following meanings:

"Change in Control" shall mean any transaction or series of related transactions in which any "person" or "group" (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of the undersigned ordinarily entitled to vote in the election of directors, empowering such "person" or "group" to elect a majority of the Board of Directors of the undersigned, who did not have such power before such transaction, provided, however, that such power derives solely from such shares or class of stock held by such "person" or "group" and not by virtue of a collaboration with other "person" or 'group" who holds shares or class of stock of the undersigned as of the date of this Agreement.

"Loan Agreement" shall mean that certain Loan and Security Agreement dated as of October 2, 2013 between Borrower and Bank, as amended, restated, supplemented, or replaced from time to time.

"Material Adverse Effect" means (i) a material adverse change in the undersigned's business or financial condition, (ii) a material impairment in the prospect of repayment of all or any portion of the Indebtedness, or in otherwise performing the undersigned's obligations under the Loan Documents, or (iii) a material impairment in the perfection, value or priority of Bank's security interests in any Collateral.

"Permitted Investment" means:

(a) Investments disclosed in writing to Bank;

(b) (i) Marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor's Ratings Services or Moody's Investors Service, Inc., (iii) Bank's certificates of deposit maturing

no more than one (1) year from the date of investment therein, and (iv) Bank's money market accounts;

(c) Permitted Stock Repurchases;

(d) Investments accepted in connection with Permitted Transfers;

(e) Investments not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of the undersigned pursuant to employee stock purchase plan agreements approved by the undersigned's Board of Directors;

(f) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of the undersigned's business;

(g) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subparagraph (g) shall not apply to Investments of the undersigned in any Subsidiary; and

(h) Joint ventures or strategic alliances in the ordinary course of the undersigned's business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash Investments by the undersigned do not exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year.

"Permitted Stock Repurchases" means repurchases of stock from former employees or directors of the undersigned under the terms of applicable repurchase agreements (i) in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in any fiscal year, provided that no default or event of default under any Loan Document has occurred, is continuing or would exist after giving effect to the repurchases, or (ii) in any amount where the consideration for the repurchase is the cancellation of indebtedness owed by such former employees to the undersigned regardless of whether any default or event of default under any Loan Document exists.

"Permitted Transfer" means the conveyance, sale, lease, transfer or disposition by the undersigned of:

(a) Inventory in the ordinary course of business;

(b) Non-exclusive licenses and similar arrangements for the use of the property of the undersigned in the ordinary course of business;

(c) Worn-out or obsolete equipment;

(d) Transfer of cash equivalent from the undersigned to Affiliates in connection with transfer pricing agreements or agreements of the same nature;

(e) Assets or rights, sold, transferred or otherwise disposed of, under or in connection with a transaction or action which is permitted under the Loan Documents to which the undersigned is a party.

(f) Other assets of the undersigned that do not in the aggregate exceed Two Hundred Fifty Thousand Dollars ($250,000) during any fiscal year.

"Subsidiary" means any corporation, partnership or limited liability company or joint venture in which (i) any general partnership interest or (ii) more than fifty percent (50%) of the stock, limited liability company interest or joint venture of which by the terms thereof ordinary voting power to elect the Board of Directors, managers or trustees of the entity, at the time as of which any determination is being made, is owned by the undersigned, either directly or through an Affiliate.

Capitalized terms used but not defined herein shall have the meanings given to such terms in the Loan Agreement.

20. JURY TRIAL WAIVER: THE UNDERSIGNED AND BANK, BY ACCEPTANCE OF THIS GUARANTY, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR THE INDEBTEDNESS.

21. REFERENCE PROVISION:

(a) In the event the Jury Trial Waiver set forth above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.

(b) With the exception of the items specified in clause (c), below, any controversy, dispute or claim (each, a "Claim") between the parties arising out of or relating to this Guaranty or any other document, instrument or agreement made or entered into by the undersigned with or in favor of Bank (collectively in this Section, the "Loan Documents"), will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure ("CCP"), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Loan Documents venue for the reference proceeding will be in the state or federal court in the county or district where venue is otherwise appropriate under applicable law (the "Court").

(c) The matters that shall not be subject to a reference are the following: (i) foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). This agreement does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this agreement.

(d) The referee shall be a retired judge or justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted. Pursuant to CCP § 170.6, each party shall have one peremptory challenge to the referee selected by the Presiding Judge of the Court (or his or her representative).

(e) The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified

herein for good cause shown, to (a) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (b) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (c) report a statement of decision within twenty (20) days after the matter has been submitted for decision.

(f) The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party's failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered, no party shall be entitled to "priority" in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

(g) Except as expressly set forth in this agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee's power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

(h) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a trial, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

(i) If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or Justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

(j) THE PARTIES RECOGNIZE AND AGREE THAT ALL DISPUTES RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM WHICH ARISES OUT OF OR IS RELATED TO THE LOAN DOCUMENTS.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has signed this Guaranty as of the date first set forth above.

WITNESS:

[signature]

Print Name CRISTINA RINCÓN

GUARANTOR:

MS MODERNISATION SERVICES UK LTD.

By: [signature]

Title: CEO

GUARANTOR'S ADDRESS

600 UNIVERSITY ST #2409
STREET ADDRESS

SEATTLE WA 98101
CITY STATE ZIP CODE